THE TRAVELERS LIFE AND ANNUITY COMPANY

THE TRAVELERS INSURANCE COMPANY

Travelers Series Trust

One Cityplace, Hartford, Connecticut 06103-3415

June 2, 2005

Dear Variable Annuity Contract or Variable Life Insurance Policy Owner:

Shares of the Social Awareness Stock Portfolio (the “Trust Portfolio”) of The Travelers Series Trust (the “Trust”) have been purchased at your direction by The Travelers Life and Annuity Company or The Travelers Insurance Company (collectively, “TL&A”) through one or more of its separate accounts to fund benefits or premiums payable under your variable annuity contract or variable life insurance policy (collectively, the “variable contracts”). TL&A, as the shareholder of record and legal owner of those separate accounts, has been asked to approve an Agreement and Plan of Reorganization (the “Agreement”) whereby the Trust Portfolio will be reorganized with and into the Social Awareness Stock Portfolio (the “Fund Portfolio”), a newly formed series of Travelers Series Fund Inc. (the “Fund”) in a tax-free reorganization (the “Reorganization”). The Fund Portfolio was formed for the purpose of receiving the assets and liabilities of the Trust Portfolio and in all substantive respects will operate on a day-to-day basis as the Trust Portfolio has operated. As an owner of a variable contract with an interest in one or more of those separate accounts, TL&A is asking you for instructions as to how to vote the shares of the Trust Portfolio that are attributable to your variable contract.

If the Agreement is approved and consummated for the Trust Portfolio, the separate account(s) in which you have an interest will own shares of the Fund Portfolio instead of shares of the Trust Portfolio. Each separate account will receive shares of the Fund Portfolio with an aggregate net asset value equal to the aggregate net asset value of the shares of the Trust Portfolio owned by the separate account before the reorganization.

Citigroup Inc. (“Citigroup”) has reached an agreement with MetLife, Inc. (“MetLife”) to sell TL&A to MetLife. While most of the Trust’s portfolios are advised by entities that will be acquired by MetLife as part of this transaction, the Trust Portfolio is advised by an entity that will remain a subsidiary of Citigroup. Consequently, without the Reorganization, the Trust would include a portfolio advised by a Citigroup affiliate and multiple portfolios advised by MetLife affiliates, which would give rise to ongoing management, operational and administrative difficulties. Accordingly, the Reorganization attempts to address these issues by merging the Trust Portfolio into a newly created portfolio of the Fund that will be substantially identical to the Trust Portfolio in terms of its investment objectives, policies and restrictions, its fees and expenses, and its investment adviser and other entities providing services to the Trust Portfolio. The Fund Portfolio would, however, differ from the Trust Portfolio in certain ways, including that the Fund is subject to the oversight of a Board of Directors that is composed of different persons than the Board of Trustees of the Trust. There will be certain other differences between the Trust Portfolio and the Fund Portfolio as discussed in more detail in the attached Prospectus/Proxy Statement. The Reorganization will not occur if the sale of TL&A to MetLife does not occur.

Your Vote is Important!

You may transfer all or a part of your interest in the Trust Portfolio as provided in your contract to another available investment option on each day the Trust Portfolio is open for business at the then current net asset value per share.

After carefully considering the merits of the proposal, the Trust’s Board of Trustees (the “Trust Board”) has determined that the Reorganization is in the best interests of the Trust Portfolio’s shareholders, and indirectly the underlying contract owners of the Trust Portfolio, and that the shareholders’ interests will not be diluted as a result of the reorganization.

The Trust Board recommends that you read the enclosed materials carefully and then instruct TL&A to vote FOR the proposal. Please take a moment now to sign and return the voting instruction form(s) in the enclosed postage-paid envelope. For more information, please call TL&A at 1-800-842-9368.

Respectfully,

The Travelers Life and Annuity Company	The Travelers Insurance Company

WE URGE YOU TO SIGN AND RETURN THE VOTING INSTRUCTION FORM(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

THE TRAVELERS SERIES TRUST

Social Awareness Stock Portfolio

One Cityplace

Hartford, Connecticut 06103

(800) 842-9368

June 2, 2005

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Social Awareness Stock Portfolio:

NOTICE IS HEREBY GIVEN THAT a Special Meeting of the shareholders of the Social Awareness Stock Portfolio (the “Trust Portfolio”), a series of The Travelers Series Trust (the “Trust”), will be held at Citigroup Center, 14th Floor Conference Center, 153 East 53rd Street, New York, New York 10022, on June 29, 2005 at 9:00 a.m. (Eastern time) for the following purposes:

ITEM 1.	To approve or disapprove an Agreement and Plan of Reorganization (the “Reorganization Agreement”) whereby the Trust Portfolio will be reorganized with and into the Social Awareness Stock Portfolio (the “Fund Portfolio”) of Travelers Series Fund Inc. (the “Fund”). The Plan contemplates (a) the transfer of substantially all of the assets and all of the liabilities of the Trust Portfolio to the Fund Portfolio in exchange for shares of the Fund Portfolio, and (b) the distribution of such shares of the Fund Portfolio to the shareholders of the Trust Portfolio in connection with the liquidation of the Trust Portfolio.

ITEM 2.	To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

THE BOARD OF TRUSTEES OF THE TRAVELERS SERIES TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEM 1.

The attached Prospectus/Proxy Statement describes the proposal. A copy of the Reorganization Agreement is attached as Appendix A to the Prospectus/Proxy Statement.

Shareholders of record as of the close of business on April 15, 2005 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRAVELERS SERIES TRUST. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR SUBSEQUENTLY EXECUTED VOTING INSTRUCTIONS OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

By Order of the Board of Trustees

Kathleen A. McGah, Secretary to the Board

June 2, 2005

PROSPECTUS/PROXY STATEMENT

dated June 2, 2005

TRAVELERS SERIES FUND INC.

Social Awareness Stock Portfolio

125 Broad Street

New York, New York 10004

(800) 842-8573

THE TRAVELERS SERIES TRUST

Social Awareness Stock Portfolio

One Cityplace

Hartford, Connecticut 06103

(800) 842-9368

This Prospectus/Proxy Statement relates to a special meeting of shareholders of the Social Awareness Stock Portfolio (the “Trust Portfolio”), a series of The Travelers Series Trust (the “Trust”), scheduled for June 29, 2005 at 9:00 a.m. (Eastern time), and any adjournments thereof, at Citigroup Center, 14th Floor Conference Center, 153 East 53rd Street, New York, New York 10022 (the “Meeting”). At the Meeting, shareholders of the Trust Portfolio will be asked to consider and approve the proposed transfer of substantially all of the assets and liabilities of the Trust Portfolio to the Social Awareness Stock Portfolio (the “Fund Portfolio”) of Travelers Series Fund Inc. (the “Fund”), in exchange for shares of the Fund Portfolio (the “Reorganization”).

If the Reorganization is approved, each shareholder of the Trust Portfolio will receive the number of shares of the Fund Portfolio that is equal in value on the closing date of the Reorganization to the value of such shareholder’s shares of the Trust Portfolio.

This Prospectus/Proxy Statement and the Agreement and Plan of Reorganization (the “Reorganization Agreement”) by and between the Trust, on behalf of the Trust Portfolio, and the Fund, on behalf of the Fund Portfolio, describe more fully the terms and conditions of the Reorganization. A copy of the Reorganization Agreement is included as Appendix A of this Prospectus/Proxy Statement.

Shares of the Trust Portfolio are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment vehicle to fund benefits or premiums payable by the owners of variable annuity contracts and variable life insurance policies (collectively, the “variable contracts”). As of the record date for the Meeting, The Travelers Insurance Company and The Travelers Life and Annuity Company and their affiliates (collectively, “TL&A”), on behalf of separate accounts registered under the

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Investment Company Act of 1940, as amended (the “1940 Act”), unregistered separate accounts, and related subaccounts (collectively, the “separate accounts”), are the legal owners of 100% of the shares of the Trust Portfolio.

TL&A shall vote all shares of the Trust Portfolio with respect to the Reorganization Agreement in the same proportion (for, against or abstain from voting) as the timely instructions received from owners of variable contracts that had contract values allocated on the record date to a separate account investing in shares of the Trust Portfolio (collectively, the “contract owners”). Accordingly, TL&A is furnishing this Prospectus/Proxy Statement to contract owners in connection with the solicitation of voting instructions from the contract owners regarding the proposal to approve the Reorganization Agreement.

This Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely the information about the Fund and the Fund Portfolio that a shareholder or contract owner should know in considering the Reorganization. The current prospectuses of the Trust Portfolio and the Fund Portfolio and the statements of additional information for the Trust and the Fund Portfolio are incorporated herein by reference, and the prospectus for the Fund Portfolio is included as Appendix B of this Prospectus/Proxy Statement. The prospectus of the Trust Portfolio and the statements of additional information of the Trust and the Fund Portfolio are available without charge by writing to the Trust or Fund at the appropriate address noted above or by calling (800) 842-8573 (for the Fund) or (800) 842-9368 (for the Trust). In addition, a statement of additional information relating to and dated the same date as this Prospectus/Proxy Statement (the “Statement of Additional Information”) and containing additional information about the Fund, the Fund Portfolio and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Prospectus/Proxy Statement. You may obtain a copy of such Statement of Additional Information without charge by writing to the Fund at its address noted above or by calling (800) 842-8573. The SEC maintains a website (http://www.sec.gov) that contains the material incorporated by reference, together with other information regarding the Fund. Copies of such material may also be obtained for a fee from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102, or by electronic request at the following email address: publicinfo@sec.gov.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE FUND PORTFOLIO, AS WITH ANY MUTUAL FUND, ARE SUBJECT TO RISK—INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES IN THE FUND PORTFOLIO ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

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INTRODUCTION

This Prospectus/Proxy Statement is being furnished to solicit the voting instructions of variable contract owners whose variable contracts are funded by TL&A’s separate accounts that invest in the Trust Portfolio. Such voting instructions will be followed by TL&A, as the record owner of all of such Portfolio’s shares, at the Meeting, to be held on June 29, 2005 at 9:00 a.m. (Eastern time) at Citigroup Center, 14th Floor Conference Center, 153 E. 53rd Street, New York, New York 10022. It is expected that this Prospectus/Proxy Statement will be mailed on or about June 9, 2005.

At the Meeting, shareholders of the Trust Portfolio will consider and approve or disapprove the Reorganization Agreement as to the Trust Portfolio. If the Reorganization Agreement is approved as to the Trust Portfolio, the Trust Portfolio’s shareholders will become shareholders of the Fund Portfolio and will receive shares of the Fund Portfolio equal in value to their holdings in the Trust Portfolio on the date of the Reorganization.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE REORGANIZATION AGREEMENT.

SUMMARY

The following is a summary of certain information relating to the proposed Reorganization, the parties thereto, and the transactions contemplated thereby. This disclosure is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Reorganization Agreement attached to this Combined Prospectus/Proxy Statement as Appendix A, the Fund Portfolio Prospectus attached as Appendix B, and the Trust Portfolio Prospectus and Statements of Additional Information for the Trust and the Fund. Pursuant to the proposed Reorganization Agreement, the Trust Portfolio will transfer substantially all of its assets and liabilities to the Fund Portfolio in exchange for shares of the Fund Portfolio.

The proposed Reorganization is expected to be effective upon the opening of business on July 1, 2005 or such later date as the parties may agree (the “effective date”). Such effective date is expected to be coincident with the closing of the sale of TL&A to MetLife. Under the proposed Reorganization, each shareholder of the Trust Portfolio will receive the number of the Fund Portfolio’s shares with an aggregate net asset value equal on the effective date to the aggregate net asset value of the shareholder’s shares in the Trust Portfolio. Thereafter, following the proposed Reorganization, shareholders of the Trust Portfolio will be shareholders of the Fund Portfolio. No shareholder of the Trust Portfolio will pay a sales charge or other charge or expense in connection with the Reorganization. See “Information Relating to the Proposed Reorganization.” The Fund Portfolio’s investment objectives, policies and restrictions, its fees and expenses and its investment adviser will be identical to the Trust Portfolio.

Reasons for the Reorganization

The Board of Trustees of the Trust (the “Trust Board”), including a majority of the trustees who are not “interested persons” within the meaning of the 1940 Act (the “disinterested trustees”), has determined that the proposed Reorganization is in the best interests of the Trust Portfolio’s shareholders and the underlying contract owners and that the interests of the shareholders and contract owners will not be diluted as a result of the Reorganization. In connection with making these determinations, the Trust Board was provided with information about the reasons for the proposed Reorganization. The Trust Board was informed that the Trust Portfolio’s investment adviser, Smith Barney Fund Management LLC (“SBFM”), was not involved in the acquisition by

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MetLife, Inc. (“MetLife”) of the life insurance and annuity businesses (“Travelers Life & Annuity”) of Citigroup Inc. (“Citigroup”), while the investment advisers of the other Trust portfolios are to become MetLife subsidiaries as a result of that transaction (the “MetLife Transaction”). As a result, without the Reorganization, the Trust would include one portfolio advised by a Citigroup affiliate (i.e., the Trust Portfolio) and 30 portfolios that are advised by MetLife affiliates. The management, operational and administrative issues that this would raise were discussed by the Trust Board. The Trust Board was further advised that there was no intention to change the investment advisory and administrative arrangements for the Trust Portfolio as a result of the MetLife acquisition of TL&A. Accordingly, to avoid the potential management, operational and administrative issues posed by combining MetLife- and Citigroup-sponsored portfolios within the Trust, and to assure continuity of the investment advisory and administrative relationships for the Trust Portfolio, it was proposed that the Trust Portfolio be merged into a newly organized portfolio of the Fund, which, following the reorganizations of certain of its portfolios into portfolios of the Trust, would then be composed entirely of Citigroup-sponsored portfolios. The Trust Board considered that the Fund Portfolio will be substantially identical to the Trust Portfolio in terms of its investment objectives, policies and restrictions, its fees and expenses, and its investment adviser and other entities providing services to the Portfolio. The Trust Board also considered the differences between the Trust Portfolio and the Fund Portfolio. Such differences are discussed in more detail below, and include:

•	the identity of the members of the Trust Board and the Board of Directors of the Fund (the “Fund Board”); and

•	differences resulting from the Trust Portfolio and the Fund Portfolio being series of different legal entities organized under the laws of different jurisdictions.

The Trust Board concluded that these differences would not have a material adverse effect on the Trust Portfolio’s shareholders or on contract owners.

The Trust Board also considered the agreements between MetLife and Citigroup entered into in connection with the MetLife Transaction, under which Citigroup-affiliated broker dealers will continue to offer certain MetLife/TL&A insurance contracts for a period of ten years from the closing of the transaction and certain MetLife/TL&A insurance products will continue to include certain Citigroup-sponsored funds as investment options under such products for a period of five years after the transaction.

Federal Income Tax Consequences

Sutherland Asbill & Brennan LLP, counsel to the Trust, will issue an opinion (based on certain assumptions) as of the effective date of the Reorganization to the effect that the transaction will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Trust Portfolio, the Fund Portfolio, their respective shareholders or stockholders, or contract owners. See “Federal Income Tax Consequences” below.

Investment Adviser

SBFM is the investment adviser for the Trust Portfolio and the Fund Portfolio.

Investment Objectives and Principal Strategies

This section briefly sets forth the investment objectives and principal strategies of the Trust Portfolio and the Fund Portfolio. The objectives and strategies for the Trust Portfolio are identical to those of the Fund

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Portfolio. More complete information may be found in the prospectus for the Fund Portfolio attached hereto as Appendix B.

The Portfolio’s objective is long-term capital appreciation and retention of net investment income. The Portfolio invests primarily in equity securities of large and mid-sized companies. The Portfolio normally invests at least 80% of its assets in equity securities. The Portfolio seeks to invest in companies that meet SBFM’s investment screen and, when possible, certain social criteria. The Portfolio avoids investing in companies if a significant portion of their revenue comes from: (1) producing tobacco, tobacco products, alcohol, or military defense systems, or (2) providing military defense related services, or (3) gambling services. In addition, to the extent SBFM is able to find them, SBFM seeks to invest in companies with a record of environmental awareness, fairness in the workplace, and sensitivity to the community. SBFM uses a “growth at a reasonable price” approach to evaluate stocks demonstrating potential capital growth based upon the following characteristics:

•	earnings growth and predictability

•	leading/strong market positions

•	experienced management team

•	established record of profitability

•	strong financial position

•	established industry position

•	industry with positive growth outlook

Purchases and Redemptions

Following the Reorganization, the Fund Portfolio will have substantially similar purchase, redemption and dividend policies as the Trust Portfolio. Shares of the Fund Portfolio will not be sold directly to the public, but only through variable contracts. Both the Trust and the Fund have put in place policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses, although such policies and procedures operate differently. In light of the fact that the Trust generally will have little or no access to the transaction records of individual contract owners, the Trust’s policies and procedures primarily call for obtaining written certifications from the TL&A insurance companies that they have put in place effective policies and procedures to deter excessive trading. In contrast, even in the absence of such contract owner information, the Fund’s policies and procedures call for the use of direct surveillance techniques to identify abusive trading, and the limiting of additional purchases and exchanges by contract owners believed to be engaged in abusive trading, although the Fund’s ability to monitor trading in these accounts may be severely limited due to the lack of access to a contract owner’s trading activity when orders are placed through insurance company separate accounts. There may also be operational and technological limitations on the ability of the Fund’s service providers to identify or terminate frequent trading activity within insurance company separate accounts. As a result, the Fund is dependent on the rights, ability and willingness of insurance companies to enforce the Fund’s policies. The Fund’s policies and procedures do not include specific limits on the number of purchases or exchanges permitted in a given time period.

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RISK FACTORS

The following discussion highlights the principal risk factors associated with an investment in the Social Awareness Stock Portfolio. Given that the Trust Portfolio and the Fund Portfolio have identical investment objectives, policies and restrictions, the risk factors relevant to the Trust Portfolio are also relevant to the Fund Portfolio.

The Portfolio is most subject to equities risk, where market values may change abruptly, sometimes unpredictably. Many factors affect stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

To the extent the Portfolio invests in fixed income securities, it is also subject to fixed income securities risk. The value of fixed income securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond’s price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities, are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity, which may result in the reinvestment of the proceeds at a lower interest rate.

The Portfolio is also subject to selection risk, which is the risk that a strategy used, or stock selected, by the adviser may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

The Portfolio may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, including lower risk debt securities, and money market instruments. If the Portfolio takes a temporary defensive position, it may be unable to achieve its investment goal.

COMPARATIVE FEE AND EXPENSE TABLES

Sales Charges and Shareholder Transaction Fees

As shown in the table below, shares of the Trust Portfolio and the Fund Portfolio are not subject to sales charges or shareholder transaction fees. The table below does not reflect surrender charges and other charges assessed by TL&A under the variable contracts.

Shareholder Fees (fees paid directly from your investment)

	Trust Portfolio	Fund Portfolio	Pro-Forma Fund Portfolio
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A	N/A
Redemption Fees	N/A	N/A	N/A
Exchange Fees	N/A	N/A	N/A

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Trust Portfolio and Fund Portfolio Expenses

The table below shows (1) information regarding the fees and expenses paid by the Trust Portfolio for its fiscal year ended December 31, 2004, and (2) estimated fees and expenses on a pro forma basis for the Fund Portfolio after giving effect to the proposed Reorganization. Because the Fund Portfolio has not commenced operations and will not do so unless and until the Reorganization is consummated, no information on Fund Portfolio fees without giving effect to the Reorganization is included. The fees and charges reflected in the table below and in the example do not include fees and charges imposed by the variable contracts issued by TL&A and their separate accounts with interests in the Portfolio.

	Trust Portfolio	Fund Portfolio (pro forma with Trust Portfolio)
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fees*	0.67%	0.67%
Distribution (12b-1) Fees	NONE	NONE
Other Expenses**	0.08%	0.08%
Total Annual Fund Operating Expenses	0.75%	0.75%

*	Management fees include a 0.06% administrative services fee that the Trust Portfolio pays to The Travelers Insurance Company and that the Fund Portfolio will pay to SBFM.
**	Based on actual expenses for the Trust Portfolio’s fiscal year ended December 31, 2004 and estimated amounts for the Fund Portfolio’s fiscal year ending October 31, 2005.

Example:    This example helps investors compare the cost of investing in the Trust Portfolio and the Fund Portfolio with the cost of investing in other mutual funds. The examples assume:

•	you invest $10,000;

•	you sell all of your shares at the end of the period;

•	your investment has a 5% return each year; and

•	the Trust Portfolio’s and Fund Portfolio’s operating expenses remain the same as shown above.

Although actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Trust Portfolio	$77	$240	$417	$930
Fund Portfolio (pro forma with Trust Portfolio)	$77	$240	$417	$930

INFORMATION RELATING TO THE PROPOSED REORGANIZATION

General

The Reorganization Agreement sets forth the terms and conditions under which the Reorganization would be consummated. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the copy of the Reorganization Agreement attached as Appendix A to this Prospectus/Proxy Statement and incorporated herein by reference.

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Description of the Reorganization Agreement

The Reorganization Agreement provides that at the closing substantially all (other than cash in an amount necessary to pay dividends and distributions as provided in the Reorganization Agreement) of the assets and all of the liabilities of the Trust Portfolio will be transferred to and assumed by the Fund Portfolio. In exchange for the transfer of the assets and the assumption of the liabilities, the Fund will issue at the closing full and fractional shares of the Fund Portfolio equal in aggregate dollar value to the aggregate net asset value of full and fractional outstanding shares of the Trust Portfolio as determined at the valuation time specified in the Reorganization Agreement. The Reorganization Agreement provides that the Trust Portfolio will declare a dividend or dividends and/or other distributions on or as soon as practicable prior to the Closing Date (as defined in the Reorganization Agreement) which will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

Following the transfer of assets to, and the assumption of the liabilities of the Trust Portfolio by, the Fund Portfolio, the Trust Portfolio will distribute Fund Portfolio shares in liquidation of the Trust Portfolio. Each Trust Portfolio shareholder at the Closing Date will receive an amount of shares with a total net asset value equal to the net asset value of their Trust Portfolio shares plus the right to receive any dividends or distributions that were declared before the Closing Date but that remained unpaid at that time with respect to Trust Portfolio shares.

After the Reorganization, all of the issued and outstanding shares of the Trust Portfolio shall be canceled on the books of the Trust and the transfer books of the Trust Portfolio will be permanently closed.

The Reorganization of the Trust Portfolio is subject to a number of conditions, including, without limitation: approval of the Reorganization Agreement and the transactions contemplated thereby described in this Prospectus/Proxy Statement by the Trust Portfolio’s shareholders; the consummation of the MetLife Transaction; the receipt of a legal opinion from counsel to the Trust with respect to certain tax issues, as more fully described in “Federal Income Tax Consequences” below; and the parties’ performance of their respective agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Closing Date of the Reorganization will be June 30, 2005 or such other date as is agreed to by the parties. Such effective date is expected to be coincident with the closing of the sale of TL&A to MetLife.

The costs and expenses associated with the Reorganization, including costs of soliciting proxies, will be borne by SBFM, with no cost to the Trust Portfolio, the Trust, the Fund Portfolio, the Fund or contract owners.

Board Considerations

In approving the Reorganization with respect to the Trust Portfolio at meetings held on March 29-30, 2005, and April 20, 2005, the Trust Board considered the proposed Reorganization from the perspective of the Trust Portfolio. In light of discussions of the Trust Board at the meetings, and the written materials provided to the Trust Board in advance of the meetings, the Trust Board, including a majority of the disinterested trustees, unanimously decided to approve the Reorganization and to recommend its approval to shareholders.

In connection with making these determinations, the Trust Board was provided with information about the reasons for the proposed Reorganization, and about the MetLife Transaction. The Trust Board was informed that, without the Reorganization, the Trust would include one portfolio that is advised by a Citigroup affiliate and 30

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portfolios that are advised by MetLife affiliates, and was informed of the management, operational and administrative issues that this would raise. For example, having some portfolios managed by MetLife affiliates and others managed by Citigroup affiliates likely would create inefficiencies and possible inconsistencies in fund administrative and compliance procedures, which in turn could lead to increased overall costs that eventually might be passed on to shareholders. In addition, the Trust Board might in the course of its regular duties learn proprietary information about either Citigroup or MetLife and their business plans, potentially putting the Trust Board in an awkward position in considering the other party’s plans relating to the portfolio or portfolios of the Trust advised by the other party’s affiliates.

The Trust Board considered that the Trust Portfolio will continue to be served by SBFM after the acquisition of TL&A by MetLife.

The Trust Board considered that the Fund Portfolio will be substantially identical to the Trust Portfolio in terms of its investment objectives, policies and restrictions, its fees and expenses, and its investment adviser and other entities providing services to the Portfolio. The Trust Board also considered the differences between the Trust Portfolio and the Fund Portfolio, including those resulting from the fact that they are series of different legal entities organized under the laws of different jurisdictions. The Trust Board considered its familiarity with the members of the Fund Board, and that it believed the Fund Board to be able and inclined to protect the interests of Fund Portfolio shareholders and contract owners. The Trust Board concluded that any differences between the Trust Portfolio and the Fund Portfolio were unlikely to have a material adverse effect on shareholders or on contract owners.

The Trust Board also considered the terms of the Reorganization Agreement, and the fact that the Reorganization would constitute a tax-free reorganization. The Trust Board also considered the agreements to be entered into between MetLife, Citigroup and certain of their affiliates in connection with the closing of the MetLife Transaction under which Citigroup-affiliated broker-dealers will consider to offer certain TL&A and MetLife insurance contracts and certain TL&A and MetLife insurance products will continue to offer certain Citigroup-sponsored funds as investment options.

After considering the foregoing factors, together with such information as they believed to be relevant, the Trust Board determined that the proposed Reorganization is in the best interests of the Trust Portfolio, and that the interests of the Trust Portfolio’s shareholders and, indirectly, the contract owners, would not be diluted as a result of the Reorganization. The Trust Board then approved the Reorganization Agreement and directed that the Reorganization Agreement be submitted to shareholders of the Trust Portfolio for approval.

Therefore, the Trust Board unanimously recommends that shareholders vote “FOR” Proposal 1.

In the event the MetLife Transaction is consummated, but shareholders of the Trust Portfolio fail to approve the Reorganization Agreement or for any reason the Reorganization is not consummated as to the Trust Portfolio, the Trust Portfolio will, at least for a period of time, continue operations as a series of the Trust, and the Trust Board may consider alternatives to the Reorganization in the best interests of shareholders.

From the perspective of the Fund and the Fund Portfolio, the Fund Board considered, among other things: the terms of the Reorganization Agreement (including its terms relating to the assumption of Trust Portfolio liabilities by the Fund Portfolio) and the fact that the Reorganization would be a tax-free reorganization.

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Certain Arrangements with Service Providers

Advisory and Administrative Services

As compensation for its services, SBFM receives a management fee from the Trust Portfolio, and will receive a fee from the Fund Portfolio, at the annual rate of 0.65% of average daily net assets up to and including $50 million, 0.55% of average daily net assets in excess of $50 million and up to and including $100 million, 0.45% of average daily net assets in excess of $100 million and up to and including $200 million, and 0.40% of average daily net assets in excess of $200 million. For the fiscal year ended December 31, 2004, the Trust Portfolio paid an advisory fee of 0.61% of its average daily net assets. The Trust Portfolio has a voluntary expense cap of 1.25% but the Fund Portfolio will not have such an expense cap.

The Trust Portfolio pays a fee of 0.06% of its average daily net assets to The Travelers Insurance Company (“TIC”) for administrative services, and TIC in turn pays a fee to SBFM for pricing and bookkeeping services rendered to the Trust Portfolio. The Fund Portfolio will pay this fee directly to SBFM and SBFM will provide to the Fund Portfolio all the administrative services currently provided to the Trust Portfolio by TIC pursuant to a separate Administration Agreement with the Fund.

Other Services

After the Reorganization, shares of the Fund Portfolio will continue to be offered to the separate accounts of TL&A that originally held shares in the Trust Portfolio.

The other service providers for the Fund and the Fund Portfolio are the same as those for the Trust and the Trust Portfolio. Citicorp Trust Bank, fsb (“CTB”), a subsidiary of Citigroup, serves as the transfer agent and PFPC Inc. serves as sub-transfer agent for the Fund and the Trust. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, serves as the custodian for the Trust Portfolio and will serve as the custodian for the Fund Portfolio.

Other Information about CTB

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Fund Portfolio’s investment adviser and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated

11

transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund Portfolio.

FEDERAL INCOME TAX CONSEQUENCES

Consummation of the Reorganization is subject to the condition that the Trust and the Fund receive an opinion of Sutherland Asbill & Brennan LLP, counsel to the Trust, to the effect that for federal income tax purposes:

1.	the transfer to the Fund Portfolio of all or substantially all of the assets of the Trust Portfolio in exchange solely for shares of the Fund Portfolio and the assumption by the Fund Portfolio of the liabilities of the Trust Portfolio, followed by the distribution of Fund Portfolio shares to the holders of shares of the Trust Portfolio in exchange for their shares of the Trust Portfolio in complete liquidation of the Trust Portfolio, will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code (the “Code”), and each of the Fund Portfolio and the Trust Portfolio will be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

2.	no gain or loss will be recognized by the Trust Portfolio upon the transfer of the Trust Portfolio’s assets to the Fund Portfolio solely in exchange for Fund Portfolio shares and the assumption by the Fund Portfolio of liabilities of the Trust Portfolio or upon the distribution of Fund Portfolio shares to the shareholders of the Trust Portfolio;

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3.	the Fund Portfolio’s basis in the assets received from the Trust Portfolio will be the same as the Trust Portfolio’s basis in such assets immediately prior to the transfer;

4.	the Fund Portfolio’s holding period for the transferred assets will include the period during which such assets were held by the Trust Portfolio;

5.	no gain or loss will be recognized by the Fund Portfolio upon the receipt of the assets of the Trust Portfolio in exchange for shares of the Fund Portfolio and the assumption by the Fund Portfolio of the liabilities of the Trust Portfolio;

6.	no gain or loss will be recognized by the shareholders of the Trust Portfolio on the exchange of their shares of the Trust Portfolio solely for shares of the Fund Portfolio;

7.	a Trust Portfolio shareholder’s basis in the Fund Portfolio shares received in the Reorganization will be the same as the adjusted basis of the shares of the Trust Portfolio exchanged therefor;

8.	a Trust Portfolio shareholder’s holding period in the shares of the Fund Portfolio received in the Reorganization will include the shareholder’s holding period for the shares of the Trust Portfolio exchanged therefor, provided that such Trust Portfolio shares were held as capital assets on the Closing Date;

9.	no gain or loss will be recognized by contract owners as a result of the Reorganization; and

10.	for purposes of Section 381 of the Code, the Fund Portfolio will be treated as if there had been no Reorganization. Accordingly, the taxable year of the Trust Portfolio will not end on the effective date of the Reorganization and the tax attributes of the Trust Portfolio enumerated in Section 381(c) will be taken into account as if there had been no Reorganization. The part of the taxable year of the Trust Portfolio before the Reorganization and the part of the taxable year of the Fund Portfolio after the Reorganization will constitute a single taxable year of the Fund Portfolio. Therefore, the Trust Portfolio will not be required to file a federal income tax return or distribute information returns to its shareholders for any portion of such taxable year. The Fund Portfolio will assume the Trust Portfolio’s taxpayer identification number and will not be required to file for a new identification number.

Neither the Fund nor the Trust has sought a tax ruling from the Internal Revenue Service (the “IRS”), but is acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own tax advisors concerning their potential tax consequences, including state and local income taxes.

CAPITALIZATION

No capitalization information is provided because the Fund Portfolio has not commenced operations and will not do so unless and until the Reorganization is consummated.

COMPARISON OF ORGANIZATIONAL STRUCTURE OF THE FUND AND THE TRUST

The primary differences between the Trust Portfolio and the Fund Portfolio relate to the different forms of organization of the Fund and the Trust. This section provides more detail on such differences.

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The Trust Portfolio is a separate investment portfolio of the Trust, which is an open-end management investment company organized as a voluntary association commonly known as a Massachusetts business trust on October 11, 1991. The Fund Portfolio is a separate investment portfolio of the Fund, which is an open-end management investment company incorporated in the State of Maryland on February 22, 1994.

Charters and By-Laws

The operations of the Trust Portfolio are governed by the Trust’s Agreement and Declaration of Trust (the “Trust Instrument”) and By-Laws (the “Trust By-Laws”), and applicable Massachusetts law. The operations of the Fund Portfolio are governed by the Fund’s Articles of Incorporation (the “Fund Charter”), the Fund’s By-Laws (the “Fund By-Laws”) and Maryland law. The operations of both the Trust and the Fund are subject to the provisions of the 1940 Act, the rules and regulations of the SEC thereunder and applicable state securities laws.

Trustees of the Trust and Directors of the Fund

Subject to the provisions of the Trust Instrument, the operations of the Trust Portfolio are supervised by the Trust Board. The responsibilities, powers and fiduciary duties of the Trust Board are substantially the same as those of the directors of the Fund. Under Maryland law and the Fund By-Laws, a director of the Fund may be removed with or without cause only by the affirmative vote of a majority of shares entitled to vote for the election of directors. The provisions of the Trust Instrument permit the Trust Board to remove a trustee at any time by a written instrument signed by at least two-thirds of the trustees prior to such removal, specifying the effective date of removal. After the closing of the Reorganization, no trustee of the Trust will also be a director of the Fund and no director of the Fund will also be a trustee of the Trust. R. Jay Gerken, a current trustee of the Trust who is also a director of the Fund, is expected to resign from the Trust Board as of the closing.

Series of Massachusetts Business Trusts and Maryland Corporations

The Trust Instrument permits the Trust’s trustees to create one or more series of the Trust and, with respect to each series, to issue an unlimited number of full or fractional shares of that series or of one or more classes of shares of that series. Each share of a series of a Massachusetts business trust, like each share of a series of a Maryland corporation, represents an equal proportionate interest with each other share in that series, none having priority or preference over another. The directors of the Fund have substantially similar rights under the Fund Charter, the Fund By-Laws and Maryland law, except that they are required to specify a fixed number of shares authorized for issuance.

The Trust has an unlimited number of authorized shares of beneficial interest, all without par value. The Fund has an authorized capital of 6,000,000,000 shares with a par value of $.00001 per share. Each series of the Trust and the Fund currently has only one class of shares, but may in the future issue multiple classes.

Massachusetts Business Trust Shareholder Liability and Maryland Corporation Stockholder Liability

One area of difference between the two forms of organizations is the potential liability of holders of beneficial interests in a Massachusetts business trust (i.e., shareholders) and stockholders of a Maryland corporation. Stockholders of a corporation generally may not be held to be personally liable for the obligations of a corporation such as the Fund. In contrast, under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the Trust’s obligations. However, the Trust Instrument

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disclaims shareholder liability for acts or obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its trustees. Moreover, the Trust Instrument provides for indemnification out of the Trust’s property for all losses and expenses of any shareholder held personally liable for the Trust’s obligations. Thus, and in light of the nature of the Trust’s business, the Trust considers the risk of a shareholder’s incurring financial loss on account of personal liability (i.e., loss in addition to the shareholder’s investment in the Trust) to be remote, since it is limited to circumstances in which the disclaimer is inoperative, inadequate insurance existed (e.g., fidelity bonding and errors and omissions insurance), and the Trust itself is unable to meet its obligations.

Liability of Directors in Maryland and Trustees in Massachusetts

In the event of any litigation against the directors of the Fund, Maryland law permits the Fund to indemnify a director unless it is established that the act or omission of the director giving rise to the litigation was committed in bad faith, was the result of active and deliberate dishonesty or the director actually received an improper personal benefit or if the proceeding is by or in the right of the Fund and the director has been judged liable to the Fund. In addition, the Fund Charter provides that the Fund shall indemnify its directors to the maximum extent permitted by law, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Fund Charter also provides that no director shall be personally liable to the Fund or its stockholders for money damages, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

Similarly, to protect the trustees of the Trust against liability, the Trust Instrument provides that: (1) the trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, or any act or omission of any other trustee; and (2) the Trust shall indemnify each trustee against all liabilities and expenses incurred by reason of being or having been a trustee except with respect to any matter as to which such trustee shall have been finally adjudicated not to have acted in good faith in the reasonable belief that such trustee’s action was in the best interests of the Trust. Furthermore, the Trust Instrument provides that nothing in it protects a trustee against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Voting Rights of Maryland Corporation Stockholders and Massachusetts Trust Shareholders

Neither Maryland corporations that are registered investment companies nor Massachusetts business trusts are required to hold stockholder or shareholder meetings annually. Maryland corporations that are registered investment companies are required to hold stockholder meetings when a meeting of stockholders is required to elect directors under the 1940 Act. The Fund By-Laws provide that a special meeting of stockholders may be called by the Board or by the President, and shall be called by the Secretary at the request in writing of a majority of the Board or at the request in writing of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting upon payment by such stockholders to the Fund of the reasonably estimated cost of preparing and mailing a notice of the meeting. A written request of stockholders shall state the purpose or purposes of the proposed meeting.

The Trust Instrument and the Trust By-Laws provide that the Trust Board may call meetings of shareholders from time to time for such purposes as may be prescribed by law, by the Trust Instrument, by the Trust By-Laws,

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or by the Trustees. The Trust Instrument also provides that special meetings of shareholders shall be called by the Trust Board upon the written request of shareholders owning at least 25% of the outstanding shares entitled to vote. The Trust Instrument provides that the shareholders have the power to vote only with respect to: (1) the election or removal of trustees; (2) any investment adviser or subadviser, (3) certain amendments to the Trust Instrument, (4) the termination of the Trust to the extent and as provided therein, and (5) with respect to such additional matters relating to the Trust as may be required by law, the Trust Instrument or the Trust By-Laws or any registration of the Trust with the SEC or any state, or as the Trustees may consider desirable. Except when a larger vote is required by law, the Trust Instrument requires that holders of at least one-fourth of the total number of shares entitled to vote be present at a meeting of shareholders in person or by proxy to establish a quorum for the transaction of business at such meeting. The Fund Charter requires one-third of the holders of shares present, in person or by proxy, at the meeting to constitute a quorum.

Right of Inspection

Maryland law provides that persons who have been stockholders of record for six months or more and who own at least 5% of the shares of the Fund may inspect the books of account and stock ledger of the Fund. There is no similar provision under Massachusetts law, the Trust Instrument or the Trust By-Laws.

The foregoing is only a summary of certain of the differences between the Fund, the Fund Charter, the Fund By-Laws and Maryland law on the one hand, and the Trust, the Trust Instrument, the Trust By-Laws and Massachusetts law on the other. It is not a complete list of differences. Shareholders of the Trust and contract owners should refer to the provisions of the Fund Charter, the Fund By-laws, Maryland law, the Trust Instrument, the Fund By-Laws and Massachusetts law directly for a more thorough comparison.

SUMMARY OF INFORMATION ABOUT THE FUND GENERALLY

Purchases and Redemptions

Shares in the Fund Portfolio are offered continuously, without any sales charge, at prices equal to the Fund Portfolio’s net asset value next determined after receipt by the Fund of a purchase order from a separate account. Depending upon the net asset value at that time, the amount paid upon redemption may be more or less than the amount paid at the time of purchase. Payment for shares redeemed is normally made within one business day after receipt of a redemption request in proper form, but in any event within seven days after receipt of the request.

The net asset value of the Fund Portfolio’s shares is the value of its assets minus its liabilities, divided by the number of shares outstanding. The Fund Portfolio calculates its net asset value every day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time).

The Fund Board has approved procedures to be used to value the Fund Portfolio’s securities for the purposes of determining the Fund Portfolio’s net asset value. The valuation of the securities of the Fund Portfolio is determined in good faith by or under the direction of the Fund Board. The Fund Board has delegated certain valuation functions for the Fund Portfolio to SBFM.

The Fund Portfolio generally values its securities based on market prices determined at the close of regular trading on the NYSE. For equity securities that are traded on an exchange, the market price is usually the closing

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sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Fund Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by SBFM to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when SBFM believes that they are unreliable, SBFM may price securities using fair value procedures approved by the Fund Board. Because the Fund Portfolio may invest in securities of small capitalization companies—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—the Fund Portfolio may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The Fund Portfolio may also use fair value procedures if SBFM determines that a significant event has occurred between the time when a market price is determined and the time when the Fund Portfolio’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund Portfolio determines its net asset value.

Dividends, Distributions and Taxes

The Fund Portfolio intends to make distributions of income and capital gains in order to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result of qualifying as a regulated investment company, the Fund Portfolio will not be subject to federal income tax to the extent that the Fund Portfolio distributes its net investment income and net capital gains. All income and capital gain distributions are automatically reinvested in additional shares of the Fund Portfolio at net asset value without a sales charge.

Organizational Structure

Certain portfolios of the Fund are proposed to be reorganized into portfolios of the Trust in connection with the sale of TL&A to MetLife. If those reorganizations are effected, and the Reorganization is approved, the Fund will consist of nine portfolios: the Fund Portfolio and the Smith Barney International All Cap Growth, Smith Barney Large Cap Value, Smith Barney Large Capitalization Growth, Smith Barney Aggressive Growth, Smith Barney Mid Cap Core, Smith Barney High Income, SB Adjustable Rate Income and Smith Barney Money Market Portfolios. The Fund’s prospectuses and statement of additional information include detailed descriptions of each of these portfolios. The Fund may add or subtract additional portfolios from time to time in the future.

VOTING INFORMATION

TL&A is the record owner of all of the shares of the Trust Portfolio. TL&A will vote the Trust Portfolio’s shares at the Meeting in accordance with the timely instructions received from persons entitled to give voting

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instructions under the variable contracts. Contract owners and certain annuitants and/or beneficiaries have the right to instruct TL&A as to the number of shares (and fractional shares) attributable to their variable contract’s value on the record date allocated to the separate account that holds shares of the Trust Portfolio.

TL&A will vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) to those for which timely instructions are received. In other words, TL&A is entitled to vote shares for which no instructions are received, but will do so in the same proportion as shares for which instructions have been received from contract owners. If a Voting Instruction Form is received that does not provide any instructions, TL&A will consider its timely receipt as an instruction to vote in favor of the proposal.

Contract owners may vote (1) by mail: simply enclose the executed proxy card in the postage-paid envelope found within the proxy package; (2) by Internet: access the website listed on the proxy card; you will need the control number located on the proxy card; or (3) by fax: dial the toll-free number listed on the proxy card; you will need the control number listed on the proxy card. If the Trust records votes by fax or through the Internet, it will use procedures reasonably designed to authenticate contract owners’ identities, to allow contract owners to authorize the voting of shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by fax or through the Internet may revoked at any time before they are voted as described below.

In certain circumstances, TL&A has the right to disregard voting instructions from certain owners. TL&A does not believe that these circumstances exist with respect to matters currently before shareholders and contract owners. Contract owners may revoke previously submitted voting instructions given to TL&A by notifying TL&A in writing at any time before 5:00 p.m. (Eastern time) on June 28, 2005 or by attending and voting in person at the Meeting. The expenses of soliciting voting instructions will be borne by SBFM, and not by the Trust Portfolio, the Fund Portfolio, the Trust, the Fund or any contract owners. The solicitation will be made primarily by mail, but TL&A and its affiliates may make telephone, electronic, or oral communications to contract owners.

The holders of one-fourth of the outstanding shares entitled to be cast of the Trust Portfolio present in person or by proxy shall constitute a quorum at the Meeting. A shareholder vote may be taken with respect to a matter if a quorum is present and sufficient votes have been received for approval. As the record owner of all of the shares of the Trust Portfolio, TL&A’s presence at the Meeting will be sufficient to constitute a quorum.

If a quorum is not present at the Meeting, or if a quorum is present but, at the Meeting, sufficient votes to approve the Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. Based on voting instructions received, proxies will vote in favor of such adjournment those instructions that are in favor of the Reorganization, will vote against any adjournments those instructions that are against the Reorganization, and will abstain from voting with respect to any adjournment those instructions that are marked to abstain in connection with the Reorganization.

Approval of the Reorganization Agreement requires the affirmative vote of the holders of a majority of the outstanding voting securities of the Trust Portfolio, which is defined by the 1940 Act as the vote of the lesser of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding

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voting securities of the Trust Portfolio are present or represented by proxy, or more than 50% of the outstanding voting securities of the Trust Portfolio. Shareholders of record are entitled to one vote for each full share owned, with a fractional vote for each fractional share. The Reorganization does not require the approval of the shareholders of the Fund Portfolio.

The Board has fixed April 15, 2005 as the record date for determining shareholders entitled to receive notice of and to vote at the Meeting. To be counted, TL&A must receive an owner’s properly executed Voting Instruction Form at the Trust’s office by 5:00 p.m. Eastern time on June 28, 2005. As of the record date, the Trust Portfolio had 3,868,821 shares outstanding and entitled to be voted at the Meeting.

The name, address and percentage ownership of the persons who owned beneficially more than 5% of the Trust Portfolio through any separate accounts of TL&A, the percentage of such ownership, and the percentage of the Fund Portfolio that would be owned by such persons upon consummation of the Reorganization based upon their holdings and the net asset value of the Trust Portfolio as of the record date are as follows:

Name and Address	Percentage of Trust Portfolio Owned on Record Date	Percentage of Fund Portfolio Ownership Upon Consummation
Travelers Insurance Company Attn: Shareholder Accounting, GMS P.O. Box 990027 Hartford, CT 06199	70.44%	70.44%

Travelers Life and Annuity Company Attn: Shareholder Accounting, GMS P.O. Box 990027 Hartford, CT 06199	29.56%	29.56%

The Trustees and officers of the Trust beneficially owned in the aggregate less than 1% of the Trust Portfolio. As of the record date, TL&A owned of record 100% of the outstanding shares of the Trust Portfolio.

ADDITIONAL INFORMATION ABOUT THE FUND AND THE TRUST

Information about the Fund Portfolio is included in the Prospectus dated June 2, 2005, which is incorporated herein by reference and enclosed with this Proxy Statement/Prospectus as Appendix B. Additional information about the Fund Portfolio is included in the Fund Portfolio’s Statement of Additional Information (“SAI”) dated June 2, 2005. Information about the Trust Portfolio is included in its Prospectus dated May 2, 2005, and additional information about the Trust Portfolio is included in the Trust’s SAI dated May 2, 2005. The Fund Portfolio’s prospectus and the Fund Portfolio’s SAI have been filed with the SEC and are incorporated herein by reference. Copies of the Fund Portfolio’s SAI may be obtained without charge by calling 1-800-842-8573. Copies of the Trust Portfolio’s Prospectus and the Trust’s SAI may be obtained without charge by calling 1-800-842-9368. The Fund and Trust are subject to the requirements of the 1940 Act and, in accordance with such requirements, file reports and other information with the SEC under the 1940 Act and the Securities Exchange Act of 1934. These materials can be inspected and copied at the Public Reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained for

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a fee by written request to the Public Reference Branch, Securities and Exchange Commission, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, and are also available on the SEC’s web site at http://www.sec.gov.

Because the Fund Portfolio has not yet commenced operations, no shareholder reports for the Fund Portfolio are available. The Fund expects that annual reports to stockholders of the Fund Portfolio for the period ending October 31, 2005 will be available in early January, 2006. The financial statements of the Trust Portfolio contained in the Trust Portfolio’s annual report to shareholders for the fiscal year ended December 31, 2004 have been audited by KPMG LLP, independent registered public accounting firm for the Trust. This annual report may be obtained without charge by calling 1-800-842-9368.

OTHER BUSINESS

The Trust Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the Trust Board’s intention that, except where contract owners’ Instruction Forms contain specific restrictions to the contrary, proxies will vote on such matters in accordance with the judgment of the proxy.

LITIGATION

Neither the Fund nor the Trust is involved in any litigation that is expected to have any material adverse effect upon the Trust Portfolio or the Fund Portfolio. Beginning in June, 2004, certain class action lawsuits alleging violations of the federal securities laws were filed against a number of Citigroup affiliates and most Citigroup-sponsored mutual funds (the “Defendant Funds”), including the Fund but not the Trust. The complaints in such lawsuits, which have since been consolidated into a single lawsuit, alleged, among other things, that the Defendant Funds’ distributor created various undisclosed incentives for its brokers to sell the Defendant Funds, and that the Defendant Funds’ advisers caused the funds to pay excessive brokerage commissions to the distributor for steering clients toward the Defendant Funds. While the lawsuit is in its early stages, to the extent the complaint purports to state causes of action against the Fund, Citigroup believes the Fund has significant defenses to such allegations. Furthermore, SBFM or an affiliate will purchase, at its own expense, insurance coverage that would cover, among other matters, any liability in connection with this action and any costs of defending against this lawsuit.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Trust in writing at the address on the cover page of this Prospectus/Proxy Statement or by telephoning 1-800-842-9368.

* * *

Shareholders who do not expect to be present at the Meeting are requested to date and sign the enclosed Voting Instruction Forms and return them in the enclosed envelope. No postage is required if mailed in the United States.

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APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 31st day of May, 2005 among The Travelers Series Trust, a Massachusetts business trust with its principal place of business at One Cityplace, Hartford, Connecticut 06103 (“TST”), on behalf of its Social Awareness Stock Portfolio (the “Acquired Fund”), and Travelers Series Fund Inc., a Maryland corporation with its principal place of business at 125 Broad Street, New York, NY 10004 (“TSF”), on behalf of its Social Awareness Stock Portfolio (the “Acquiring Fund,” and together with the Acquired Fund, the “Funds”), and, solely for purposes of Sections 8.6 and 10.2 below, Smith Barney Fund Management LLC.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to the Acquired Fund and the Acquiring Fund, with which the Acquired Fund will reorganize, as provided herein. The reorganization will consist of: (1) the transfer of substantially all of the Acquired Fund’s assets to TSF, on behalf of the Acquiring Fund, in exchange solely for shares of common stock (par value $.00001 per share) of the Acquiring Fund (the “Acquiring Fund Shares”); (2) the assumption by TSF, on behalf of the Acquiring Fund, of all of the Acquired Fund’s liabilities; and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of such Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.    THE REORGANIZATION

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, TST, on behalf of the Acquired Fund, agrees to transfer to the Acquiring Fund substantially all of the Acquired Fund’s assets as set forth in Section 1.2, and TSF, on behalf of the Acquiring Fund, agrees in exchange therefor:

(i) to issue and deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing the net value of the assets of the Acquired Fund (such net value computed as set forth in Section 2.1 hereof and referred to as the “Acquired Fund Value”) by the net asset value of one share (“NAV”) of the Acquiring Fund (computed as set forth in Section 2.2); and

(ii) to assume all of the liabilities of the Acquired Fund, as set forth in Section 1.3.

Such transaction shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (collectively, “Assets”) shall consist of all property and assets of every kind and nature of the Acquired Fund, including, without limitation, all cash, cash equivalents, securities, commodities, futures, claims (whether absolute or contingent, known or unknown), receivables (including dividend, interest and other receivables), good will and other intangible property, any deferred or prepaid expenses, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in Section 1.4 hereof and the Acquired Fund’s rights under this Agreement.

1.3. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time as defined in Section 2.1. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date as defined in Section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

1.4. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5. Immediately after the transfer of its assets provided for in Section 1.1, the Acquired Fund will distribute to its shareholders of record (the “Acquired Fund Shareholders”), determined as of the Valuation Time as defined in Section 2.1, on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”) owned by such shareholders as of the Valuation Time. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.6. Ownership of Acquiring Fund Shares will be shown on the Acquiring Fund’s books. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7. Any reporting responsibility of the Acquired Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of such Acquired Fund, or TST on behalf of such Acquired Fund.

1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to TSF from and after the Closing Date and shall be turned over to TSF as soon as practicable following the Closing Date.

2.    VALUATION

2.1. The value of the Assets and liabilities of the Acquired Fund shall be computed as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”) on the Closing Date (such time and date also being hereinafter called the “Valuation Time”), after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures described in the Acquiring Fund’s then-current prospectus and statement of additional information. The Acquired Fund Value shall be determined by dividing the value of the Assets of the Acquired Fund less the value of the liabilities of the Acquired Fund as determined as provided herein.

2.2. The net asset value of Acquiring Fund Shares shall be computed as of the Valuation Time using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information.

2.3. All computations of value hereunder shall be made by or under the direction of the Acquired Fund’s investment adviser in accordance with its regular practice and the requirements of the 1940 Act, and shall be subject to confirmation by each Fund’s Board of Trustees or Directors, as the case may be.

3.    CLOSING AND CLOSING DATE

3.1. The Reorganization Closing contemplated by this Agreement shall be June 30, 2005, or such earlier or later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 p.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of TST, One Cityplace, Hartford, Connecticut 06103, or at such other place and time as the parties may agree.

3.2. TST shall furnish to TSF a statement of the Acquired Fund’s net assets, together with a list of portfolio holdings with values as determined in Section 2.1, all as of the Valuation Time, certified by TST’s President (or any Vice President) and Treasurer (or any Assistant Treasurer).

3.3. TST shall deliver at the Closing a certificate of an authorized officer of TST certifying that TST has instructed State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, to deliver the Assets of the Acquired Fund to the account State Street maintains as custodian for the Acquired Fund, prior to or on the Closing Date. The portfolio securities of the Acquired Fund represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s securities and instruments deposited with a securities depository, as defined in Rule 17f-4, or a futures commission merchant, as defined in Rule 17f-6, each under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and State Street. The cash to be transferred by the Acquired Fund shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund.

3.4. TST shall instruct Citicorp Trust Bank, fsb (“CTB”), the transfer agent of the Acquired Fund, to deliver at the Closing its records containing the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. TSF shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to TST that such Acquiring Fund Shares have been credited to the accounts of the Acquiring Fund on the books of the Acquiring Fund.

3.5. In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of an appropriate officer of TSF or TST, accurate appraisal of the value of the net assets of the Acquiring Fund or Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as the parties mutually agree.

3.6. At the Closing, each party shall deliver to the other such bills of sale, checks, assumption agreements, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

4.    REPRESENTATIONS AND WARRANTIES

4.1. TST, on behalf of itself and the Acquired Fund, represents and warrants to TSF and the Acquiring Fund as follows:

(a) TST is a business trust duly established and validly existing under the laws of the Commonwealth of Massachusetts with power under its Agreement and Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted. The Acquired Fund has been duly established as a series of TST.

(b) TST is duly registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by TST, on behalf of the Acquired Fund, of the transactions contemplated herein, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, and state securities laws.

(d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by TST on behalf of the Acquired Fund will not result, in violation of Massachusetts law or of TST’s Agreement and Declaration of Trust or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which TST or the Acquired Fund is a party or by which any of those entities is bound, nor will the execution, delivery and performance of this Agreement by TST on behalf of the Acquired Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound.

(e) To TST’s knowledge, there is no material litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened against the Acquired Fund or any properties or assets held by it. TST knows of no facts that might form the basis for the institution of such proceedings or that would materially and adversely affect its business, or the business of the Acquired Fund, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its or the Acquired Fund’s business or its or the Acquired Fund’s ability to consummate the transactions herein contemplated.

(f) The financial statements of the Acquired Fund at and for the fiscal year ended December 31, 2004 were audited by KPMG LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied. All of such statements (copies of which have been furnished to TSF) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquired Fund as of the dates thereof in accordance with GAAP, and there are no known actual or contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such dates not disclosed therein.

(g) Since December 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by TSF on behalf of the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by Acquired Fund Shareholders shall not constitute a material adverse change.

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of TST’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns or reports.

(i) For each taxable year of its operation (including the tax year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code. At Closing, the Acquired Fund will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued up to the Closing Date. The authorized capital of TST consists of an indefinite number of shares with no par value per share, and of one class, divided into 30 series.

(j) The Acquired Fund has maintained its assets such that, at the close of each calendar quarter (or within 30 days thereafter), the Acquired Fund was “adequately diversified” within the meaning of Section 817(h) of the Code and Treasury Regulation 1.817-5.

(k) All issued and outstanding Acquired Fund Shares (1) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (2) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (3) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent, as provided in Section 3.4. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Share.

(l) At the Closing Date, TST, on behalf of the Acquired Fund, will have good and marketable title to the Acquired Fund’s Assets and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which TSF, on behalf of the Acquiring Fund, has received notice at or prior to the Closing, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of TST, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement constitutes a valid and binding obligation of TST, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general principles of equity.

(n) The information to be furnished by TST for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary or appropriate in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply with federal securities and other laws and regulations applicable thereto.

(o) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(p) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in Section 5.6 (the “Proxy Statement”), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by TSF for use therein.

4.2. TSF, on behalf of itself and the Acquiring Fund, represents and warrants to TST and the Acquired Fund as follows:

(a) TSF is a corporation duly organized and validly existing under the laws of the State of Maryland with power under its Charter to own all of its properties and assets and to carry on its business as it is now being conducted. The Acquiring Fund has been duly established as a series of TSF.

(b) TSF is duly registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by TSF, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state securities laws.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by TSF on behalf of the Acquiring Fund will not result, in violation of Maryland law or of TSF’s Charter or By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which TSF or the Acquiring Fund is a party or by which either of those entities is bound, nor will the execution, delivery and performance of this Agreement by TSF on behalf of the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(e) To TSF’s knowledge, there is no material litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened against the Acquiring Fund or any properties or assets held by it, except for the pending action in which TSF (but not the Acquiring Fund) has been named as a defendant that is referred to in Section 8.6. TSF knows of no facts that might form the basis for the institution of such proceedings or that would materially and adversely affect its business or the business of the Acquiring Fund, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its or the Acquiring Fund’s business or its or the Acquiring Fund’s ability to consummate the transactions herein contemplated.

(f) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) have or shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of TSF’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns or reports.

(g) All issued and outstanding Acquiring Fund Shares (1) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, and (2) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement, at the Closing Date, will have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable.

(h) At the Closing Date, TSF, on behalf of the Acquiring Fund, will have good and marketable title to the Acquiring Fund’s Assets, free of any liens or other encumbrances, except those liens or encumbrances as to which TST, on behalf of the Acquired Fund, has received notice at or prior to the Closing.

(i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Directors of TSF, and this Agreement constitutes a valid and binding obligation of TSF, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general principles of equity.

(j) The information to be furnished by TSF for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary or appropriate in connection with the transactions contemplated hereby, shall be accurate and complete and shall comply with federal securities and other laws and regulations applicable thereto.

(k) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(l) The Proxy Statement, insofar as it relates to the Acquiring Fund, and the Registration Statement will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by TST for use therein.

5.    COVENANTS

5.1. Each Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Fund’s normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

5.2. Upon reasonable notice, TSF’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3. TST and the Acquired Fund covenant to call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than June 30, 2005 (or such other date as the parties may agree to in writing).

5.4. TST and the Acquired Fund covenant that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5. Subject to the provisions of this Agreement, the parties hereto will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. TSF will file a Registration Statement on Form N-14 (the “Registration Statement”) under the 1933 Act, and TST will file the Proxy Statement contained therein, in connection with the meeting of shareholders of the Acquired Fund to consider approval of this Agreement and the transaction contemplated herein, with the Commission as promptly as practicable. TST and the Acquired Fund will provide TSF with information relating to TST and the Acquired Fund that is required by the 1933 Act, the 1934 Act and the 1940 Act to be included in the Registration Statement, including the Proxy Statement.

5.7. Each of TST and the Acquired Fund covenants that it will, from time to time, as and when reasonably requested by TSF, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as TSF may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.8. Each of TSF and the Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by TST, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases and other instruments, and will take or cause to be taken such further action, as TST may reasonably deem necessary or desirable in order to (i) vest and confirm TST’s title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the assumed liabilities of the Acquired Fund.

5.9. TSF, TST and each Fund covenant to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it deems appropriate in order to consummate the transactions contemplated herein and, in the case of the Acquiring Fund, to continue its operations after the Closing Date.

5.10. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.11. Each of the Acquiring Fund and the Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.    CONDITIONS PRECEDENT TO OBLIGATIONS OF TST

The obligations of TST and the Acquired Fund to consummate the transactions provided for herein shall be subject, at TST’s election, to the performance by TSF and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of TSF, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against TSF or the Acquiring Fund, TST or the Acquired Fund, or the advisers, trustees, directors or officers of any of the foregoing, arising out of this Agreement and (ii) no facts known to TST or the Acquired Fund, or TSF or the Acquiring Fund, that any of such persons reasonably believes might result in such litigation.

6.2. TSF shall have delivered to TST on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to TST and dated as of the Closing Date, to the effect that the representations and warranties of TSF and the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as TST shall reasonably request.

6.3. TST shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP in a form reasonably satisfactory to TST, and dated as of the Closing Date, to the effect that:

(a) TSF is a corporation duly organized and validly existing under the laws of the State of Maryland and the Acquiring Fund is a duly authorized series of Common Stock under TSF’s Charter;

(b) TSF, with respect to the Acquiring Fund, has the corporate power to carry on its business as presently conducted in accordance with the description thereof in TSF’s registration statement under the 1940 Act;

(c) the Agreement has been duly authorized, executed and delivered by TSF, and constitutes a valid and legally binding obligation of TSF, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling, or other laws and rules of law affecting the enforcement generally of creditors’ rights and remedies (including such as may deny giving effect to waivers of debtors’ or guarantors’ rights), and considerations of public policy;

(d) the execution and delivery of the Agreement did not, and the transfer of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate TSF’s Charter or By-laws; and

(e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by TSF under the Federal laws of the United States or the laws of the State of Maryland with respect to the transfer of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

Such opinion may state that it is solely for the benefit of TST, its Trustees and its officers. Such opinion may contain such assumptions and limitations as shall be in the opinion of Willkie Farr & Gallagher LLP appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transaction contemplated hereby as TST may reasonably request. With respect to all matters of Maryland law, such counsel shall be entitled to state that, with the approval of TST, they have relied upon the opinion of Venable LLP, and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of Venable LLP.

6.4. TSF and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing Date.

6.5. TSF, on behalf of the Acquiring Fund, shall have executed and delivered an assumption agreement in form reasonably satisfactory to TST pursuant to which TSF, on behalf of the Acquiring Fund, will assume all of the liabilities of the Acquired Fund existing at the Valuation Time.

7.    CONDITIONS PRECEDENT TO OBLIGATIONS OF TSF

The obligations of TSF and the Acquiring Fund to consummate the transactions provided for herein shall be subject, at TSF’s election, to the performance by TST and the Acquired Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1. All representations and warranties of TST, on behalf of itself and the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person against TST or the Acquired Fund, TSF or the Acquiring Fund, or the advisers, trustees, directors or officers of any of the foregoing, arising out of this Agreement, and (ii) no facts known to TSF or the Acquiring Fund, or TST or the Acquired Fund, which any of such persons reasonably believes might result in such litigation.

7.2. TST shall have delivered to TSF the statements of net assets described in Section 3.2.

7.3. TST shall have delivered to TSF on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to TSF and dated as of the Closing Date, to the effect that the representations and warranties of TST and the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as TSF shall reasonably request.

7.4. TSF shall have received on the Closing Date an opinion of Sutherland Asbill & Brennan LLP, in a form reasonably satisfactory to TSF, and dated as of the Closing Date, to the effect that:

(a) TST is existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a Massachusetts business trust, and the Acquired Fund has been duly designated as a series of TST;

(b) TST, with respect to the Acquired Fund, has the power as a Massachusetts business trust to carry on its business as presently conducted in accordance with the description thereof in TST’s registration statement under the 1940 Act;

(c) the Agreement has been duly authorized, executed and delivered by TST, and constitutes a valid and legally binding obligation of TST, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, marshaling, or other laws and rules of law affecting the enforcement generally of creditors’ rights and remedies (including such as may deny giving effect to waivers of debtors’ or guarantors’ rights), and considerations of public policy;

(d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate TST’s Agreement and Declaration of Trust or By-laws; and

(e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by TST under the Federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

Such opinion may state that it is solely for the benefit of TSF, its Directors and its officers, and counsel may rely as to matters governed by the laws of the Commonwealth of Massachusetts on an opinion of Massachusetts counsel. Such opinion also shall include such other matters incident to the transaction contemplated hereby as TSF may reasonably request.

7.5. TST and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by them on or before the Closing Date.

8.    FURTHER CONDITIONS PRECEDENT

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the Reorganization.

8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Acquired Fund Shares in accordance with the provisions of TST’s Agreement and Declaration of Trust and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Section 8.1.

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to either party’s knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by TSF and the Acquiring Fund or TST and the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund.

8.4. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5. The parties shall have received an opinion of Sutherland Asbill & Brennan LLP, addressed to TST, the Acquired Fund, TSF and the Acquiring Fund substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes: (i) the Acquiring Fund and the Acquired Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) the Acquired Fund will not recognize any gain or loss as a result of such transaction; (iii) the Acquiring Fund will not recognize any gain or loss as a result of such transaction; (iv) the Acquired Fund’s shareholders will not recognize any gain or loss on the distribution of Acquiring Fund Shares in exchange for their Acquired Fund Shares; (v) the aggregate tax-basis of shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be the same as the aggregate tax-basis of such shareholder’s Acquired Fund shares immediately prior to the Reorganization; (vi) the tax-basis of the Acquiring Fund in the assets of the Acquired Fund received pursuant to such transaction will be the same as the tax-basis of such assets in the hands of the Acquired Fund immediately before such transaction; (vii) an Acquired Fund shareholder’s holding period for Acquiring Fund shares will be determined by including the period for which such Acquired Fund shareholder held the Acquired Fund shares exchanged, provided that the shareholder held such shares in the Acquired Fund as a capital asset; (viii) the Acquiring Fund’s holding period with respect to the assets received in the Reorganization will include the period for which such assets were held by the Acquired Fund; (ix) no gain or loss will be recognized by contract owners as a result of the Reorganization; and (x) for purposes of Section 381 of the Code, the Acquiring Fund will be treated as if there had been no reorganization. Accordingly, the taxable year of the Acquired Fund will not end on the effective date of the Reorganization and the tax attributes of the Acquired Fund enumerated in Section 381(c) will be taken into account as if there had been no reorganization. The part of the taxable year of the Acquired Fund before the Reorganization and the part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund. Therefore, the Acquired Fund will not be required to file a federal income tax return or distribute information returns to its shareholders for any portion of such taxable year. The Acquiring Fund will assume the Acquired Fund’s taxpayer identification number and will not be required to file for a new identification number. The delivery of such opinion is conditioned upon receipt by Sutherland Asbill & Brennan LLP of representations it shall request of each Fund. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this Section 8.5.

8.6 Smith Barney Fund Management LLC or one of its affiliates shall have purchased, at its own expense, on behalf of TST, the Acquired Fund, TSF, and the Acquiring Fund a directors and officers/errors and omissions insurance policy that covers, among other matters, liabilities to which such entities may be subject relating to a pending action in which TSF has been named as a defendant alleging, among other matters, certain fraudulent and/or undisclosed practices in connection with the compensation paid to persons selling shares of TSF.

8.7 Notwithstanding any provision in this Agreement to the contrary, the Reorganization shall not be consummated if the sale of the life insurance and annuity businesses of Citigroup Inc. to MetLife, Inc. does not occur.

9.    INDEMNIFICATION

9.1. TSF agrees to indemnify and hold harmless TST, its Trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by TSF or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2. TST agrees to indemnify and hold harmless TSF, its Directors and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by TST or the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.    FEES AND EXPENSES

10.1. TSF and TST each represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2. Expenses of the Reorganization will be borne by Smith Barney Fund Management LLC.

11.    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1. The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 Except as specified in the next sentence set forth in this Section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

The covenants to be performed after the Closing and the obligations of each of TST, on behalf of the Acquired Fund, and TSF, on behalf of the Acquiring Fund, in Sections 9.1 and 9.2 shall survive the Closing.

12.    TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time (whether before or after approval thereof by the shareholders of the Acquired Fund) by either party by (i) mutual agreement of the parties, (ii) by either party if the Closing shall not have occurred on or before December 31, 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors, trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.    AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of TSF and TST; provided, however, that following the meeting of shareholders of the Acquired Fund called by TST pursuant to Section 5.3 of this Agreement, no such amendment may have the effect of reducing the number of the Acquiring Fund Shares to be issued to the shareholders of the Acquired Fund under this Agreement to the detriment of such shareholders without their further approval.

14.    NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to TST, attn. Kathleen A. McGah, Esq., Law Department, One Cityplace, Hartford, Connecticut 06103, with a copy to Stephen E. Roth, Esq., Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue N.W., Washington, DC 20004, or to TSF, attn. Robert I. Frenkel, Esq., 300 First Stamford Place, 4th Floor, Stamford, Connecticut 06902, with a copy to Burton M. Leibert, Esq., and Dianne E. O’Donnell, Esq., Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, or to any other address that TST or TSF shall have last designated by notice to the other party.

15.    HEADINGS; COUNTERPARTS; ASSIGNMENT; LIABILITY

15.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation (including the shareholders of any Fund) any rights or remedies under or by reason of this Agreement, other than the parties hereto and their successor and permitted assigns. Nothing in this Section is intended to limit the rights of shareholders of TST to maintain derivative actions with respect to this Agreement, subject to and in accordance with applicable law.

15.4. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

15.5. TST is a business trust organized under Massachusetts law and under an Agreement and Declaration of Trust, to which reference is hereby made and a copy of which, with amendments, is on file with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. It is expressly acknowledged and agreed that the obligations of TST entered into in the name or on behalf of TST by any of its trustees, officers, employees or agents are not made individually, but in such capacities, that TST’s obligations under this Agreement bind only that portion of the trust estate consisting of assets of the Acquired Fund and not any trustee, officer, employee, agent or shareholder individually, and that any liability of TST under this Agreement or in connection with the transaction contemplated herein shall be discharged only out of the assets of the Acquired Fund.

[Signatures follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Chief Financial Officer and attested by its Secretary or Assistant Secretary.

ATTEST:		THE TRAVELERS SERIES TRUST

By:	/S/ KATHLEEN A. MCGAH	By:	/S/ R. JAY GERKEN
Name:	Kathleen A. McGah	Name:	R. Jay Gerken
Title:	Secretary	Title:	President

ATTEST:		TRAVELERS SERIES FUND INC.

By:	/S/ ROBERT I. FRENKEL	By:	/S/ R. JAY GERKEN
Name:	Robert I. Frenkel	Name:	R. Jay Gerken
Title:	Secretary	Title:	President

Solely for purposes of Sections 8.6 and 10.2:

SMITH BARNEY FUND MANAGEMENT LLC

By:	/S/ WILLIAM ARNOLD
Name:	William Arnold
Title:	Chief Financial Officer

Appendix B

Travelers Series Fund Inc.

Prospectus

June 2, 2005

SOCIAL AWARENESS STOCK PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED  •  NO BANK GUARANTEE  •  MAY LOSE VALUE

Shares of the fund are offered only to insurance company Separate Accounts which fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

Travelers Series Fund Inc. (the “Company”) consists of 16 separate investment funds, each with its own investment objective and policies. This Prospectus relates to one of those funds. Each of the 16 funds offers different levels of potential return and involves different levels of risk.

Investments, Risks and Performance

Social Awareness Stock Portfolio

Investment objective

Long-term capital appreciation and retention of net investment income

Principal investment strategies

Key investments The fund invests primarily in equity securities of large and mid-sized companies. Smith Barney Fund Management LLC (“SBFM”), the fund’s adviser, normally invests at least 80% of the fund’s assets in equity securities (“80% investment policy”). The fund seeks to invest in companies that meet SBFM’s investment screen and, when possible, certain social criteria. The fund avoids investing in companies if a significant portion of their revenue comes from: (1) producing tobacco, tobacco products, alcohol, or military defense systems, or (2) providing military defense related services, or (3) gambling services. In addition, to the extent SBFM is able to find them, SBFM seeks to invest the fund’s assets in companies with a record of environmental awareness, fairness in the workplace, and sensitivity to the community.

Additional investments For information on the fund’s additional investments and related risks, please read page 5.

Selection process

SBFM uses a “growth at a reasonable price” approach to evaluate stocks demonstrating potential capital growth based upon the following characteristics:

•	earnings growth and predictability
•	leading/strong market positions
•	experienced management team
•	established record of profitability
•	strong financial position
•	established industry position
•	industry with positive growth outlook

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Principal risks of investing in the fund

While investing in equity securities can bring benefits, it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

•	Stock markets decline.
•	Value and/or growth stocks are temporarily out of favor.
•	An adverse event, such as negative press reports about a company in the fund, depresses the value of the company’s stock.
•	The adviser’s judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect.
•	Key economic trends become materially unfavorable.
•	Interest rates rise, causing the value of the fund’s fixed income securities to decline.

Fund investors are subject to selection risk in that a strategy used, or stock selected, may fail to have the desired effect. Specifically, stocks believed to show potential for capital growth may not achieve that growth. Strategies or instruments used to hedge against a possible risk or loss may fail to protect against the particular risk or loss.

The fund’s 80% investment policy may be changed only upon 60 days’ prior notice to shareholders. The fund’s investment objective is not fundamental, and its objective and investment policies may be changed by the Company’s Board of Directors (“Board”) without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in the fund’s investment objective or policies may result in the fund’s having a different investment objective or policies from those that a policy owner selected as appropriate at the time of investment.

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Fund Performance

The performance shown in the bar chart, quarterly returns and risk return table below is the fund’s predecessor fund, Social Awareness Stock Portfolio, a series of The Travelers Series Trust (“Predecessor Fund”). The fund has entered into an Agreement and Plan of Reorganization (“Reorganization”), which provides that the fund will acquire all of the assets and assume all of the liabilities of the Predecessor Fund. If the Reorganization is approved by Predecessor Fund shareholders, the Predecessor Fund will be reorganized into the fund on or about June 30, 2005. This bar chart indicates the risks of investing in the fund by showing changes in the fund’s performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. Performance figures do not reflect expenses incurred from investing through a Separate Account. These expenses will reduce performance. Please refer to the Separate Account prospectus for more information on expenses.

Best Quarter:	(4th ‘98)	24.56%
Worst Quarter:	(3rd ‘01)	-18.24%

Average annual total returns as of 12/31/04
	1 year	Five year	10 year
Predecessor Fund	6.23%	-2.90%	9.31%
S&P 500	10.87%	-2.30%	12.07%

Comparative performance

This table indicates the risk of investing in the fund by comparing the average annual total return for the periods shown to that of the S&P 500 Index. The S&P 500 Index is a market-value weighted index comprised of 500 widely held common stocks. An investor cannot invest directly in an index.

Fee Table

Shareholder fees (paid directly from your investment)
Maximum sales charge on purchases	N/A
Maximum deferred sales charge on redemptions	N/A
Annual fund operating expenses (paid by the fund as a % of net assets)
Management fees	0.67%	*
Distribution and service (12b-1) fees	None
Other expenses	0.08%	**
Total annual fund operating expenses	0.75%	**

*Management fees include both an effective investment advisory fee rate of 0.61% of average daily net assets, based on the effective fee rate paid by the Predecessor Fund for its most recent fiscal year, and an administration fee of 0.06% of average daily net assets, both payable to SBFM. The investment advisory fee declines as fund assets grow. See “Management.”

** Based on estimated amounts for the current fiscal year.

Fees and Expenses

This table sets forth the fees and expenses you will pay if you invest in shares of the fund. The fee table does not include fees charged for investing through a Separate Account. If the table included these expenses, the figures shown would be higher.

Example

Number of years you owned your shares	1 year	3 years	5 years	10 years
Your costs would be	$77	$240	$417	$930

The example assumes:

•	You invest $10,000 for the period shown
•	You reinvest all distributions and dividends without a sales charge
•	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
•	Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
•	Redemption of your shares at the end of the period

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower. This example does not include expenses incurred from investing through a Separate Account. If the example included these expenses, the figures shown would be higher.

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More on the Fund’s Investments and Related Risks

Additional investments and investment techniques

The fund invests in various investments and instruments subject to its investment policy, as described on pages 2-3 of this prospectus, and in the fund’s Statement of Additional Information (the “SAI”). The SAI also includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities. The fund may also invest in various other types of securities and engage in other investment techniques and strategies that are not the principal focus of the fund. Listed below is more information on the fund’s investments, its practices, and related risks. For a complete list of all investments available to the fund, please refer to the Appendix of this prospectus. For a free copy of the SAI, see the back cover of this prospectus. The fund does not guarantee that it will reach its investment objective, and an investment in the fund may lose money. When you sell your shares they may be worth more or less than what you paid for them.

Equity investments

The fund may invest in all types of equity securities. Equity securities include common and preferred stocks, warrants, rights, depositary receipts and shares, trust certificates, and real estate instruments.

Equities are subject to market risk. Many factors affect the stock market prices and dividend payouts of equity investments. These factors include general business conditions, investor confidence in the economy, and current conditions in a particular industry or company. Each company determines whether or not to pay dividends on common stock. Equity securities are subject to financial risks relating to the issuer’s earning stability and overall financial soundness. Smaller and emerging growth companies are particularly sensitive to these factors.

Fixed income investments

The fund may, to a limited extent, invest in fixed income securities. Fixed income securities include U.S. Government obligations, certificates of deposit, and short-term money market instruments. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

The value of debt securities varies inversely with interest rates. This means generally that the value of these investments increases as interest rates fall and decreases as interest rates rise. Yields from short-term securities normally may be lower than yields from longer-term securities. A bond’s price is affected by the credit quality of its issuer. An issuer may not always make payments on a fixed income security. Some fixed income securities, such as mortgage-backed securities, are subject to prepayment risk, which occurs when an issuer can prepay the principal owed on a security before its maturity.

Defensive investing	The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking a temporary defensive position by investing all or a substantial part of its assets in debt securities, including lower-risk debt securities, and money market instruments. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

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Management

The manager

Smith Barney Fund Management LLC (“SBFM”) provides investment advisory and administrative services and, in general, supervises and manages the investment program for the fund. SBFM is a subsidiary of Citigroup Inc. (“Citigroup”) and is located at 399 Park Avenue, New York, New York 10022. SBFM also renders investment advice to a wide variety of individual, institutional, and investment company clients. Citigroup businesses offer a broad range of financial services—asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading—and use diverse channels to make them available to consumer and corporate customers around the world.

Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, SBFM does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.

The fees SBFM receives from the fund for its services are as follows:

Fund	Contractual investment advisory fee (as a percentage of the fund’s average daily net assets)
Social Awareness Stock Portfolio

0.65% of the first $50 million of the fund’s average daily net assets

0.55% of the fund’s average daily net assets in excess of $50 million and up to $100 million

0.45% of the fund’s average daily net assets in excess of $100 million and up to $200 million

0.40% of average daily net assets in excess of $200 million

SBFM may make payments for distribution and/or shareholder servicing activities out of its past profits and other available resources. SBFM may also make payments for marketing, promotional or related expenses. The amount of these payments is determined by SBFM and may be substantial.

The payments described above are often referred to as “revenue sharing payments.” The distributor of the fund may make similar payments under similar arrangements. The recipients of such payments may include the insurance companies that issue the variable contracts offering the fund as an investment option.

The Portfolio Manager

The table below sets forth the name and business experience of the fund’s portfolio manager.

Fund	Portfolio Manager	Business Experience
Social Awareness Stock Portfolio	William Theriault (since fund inception) Smith Barney Fund Management LLC 399 Park Avenue New York, NY 10022	Director and portfolio manager for SBFM and a Chartered Financial Analyst. Mr. Theriault has been a portfolio manager for SBFM or its predecessor firms since 1996.

The SAI provides information about the compensation of the portfolio manager, other accounts he manages, and any fund shares held by the portfolio manager and has more detailed information about the manager and other fund service providers.

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Transfer Agent and Shareholder Servicing Agent

Citicorp Trust Bank, fsb (“CTB”), a subsidiary of Citigroup, serves as the fund’s transfer agent and shareholder servicing agent (the “transfer agent”). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund’s sub-transfer agent (the “sub-transfer agent”). The sub-transfer agent will perform certain shareholder recordkeeping and accounting services.

Recent Developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Company (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment adviser and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, will be paid to the U.S. Treasury and then distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

Fund Administrator

SBFM serves as the fund’s administrator and receives a fee for its services at the annual rate of 0.06% of the fund’s average daily net assets.

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Share Transactions

Availability of the fund

Shares of the fund are available only through the purchase of variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts.

The interests of different variable insurance products investing in the fund could conflict due to differences of tax treatment and other considerations. The company currently does not foresee any disadvantages to investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity and variable life products. Nevertheless, the Board intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to these conflicts. If a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in the fund and shares of another fund may be substituted. In addition, the sale of shares may be suspended or terminated if required by law or regulatory authority or it is in the best interests of the fund’s shareholders.

Redemption of shares

The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption order from a separate account, which may be more or less than the price paid for the shares. The fund will ordinarily make payment within one business day after receipt of a redemption request in good order, though redemption proceeds must be remitted to a separate account on or before the third day following receipt of the request in good order, except on a day on which the New York Stock Exchange (“NYSE”) is closed or as permitted by the SEC in extraordinary circumstances.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what SBFM believes to be obvious market timing, SBFM will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that SBFM believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

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The fund’s shares are offered exclusively to insurance company separate accounts that fund certain insurance contracts, and insurance companies typically hold shares for a number of insurance contracts in a single account. Although the fund may limit exchanges or purchases by shareholders who are believed to be engaged in abusive funding activities, as described in the previous paragraph, and the policies and procedures discussed above apply to any account, including such insurance companies separate accounts, the fund’s ability to monitor trading in these accounts may be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. As a result, the fund is dependent on the rights, ability and willingness of these insurance companies to enforce the fund’s policies. It should also be noted that these insurance company separate accounts may have their own policies and procedures to detect and prevent excessive trading in shares of the underlying mutual funds they offer, which may impose specific restrictions on purchases and sales of fund shares or may engage in different types of surveillance to limit abusive trading. In addition, the various insurance company separate accounts that offer fund shares may define market timing differently from one another. As a result, some contract holders may be able to engage in market timing while other contract holders are harmed by such activity. Shareholders are referred to the prospectuses of the insurance company separate accounts for a description of the policies and procedures used by these separate accounts to detect and deter market timing.

The fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by SBFM and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about its portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, its performance, and long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to its shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Share Price

The fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

The Board has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the fund to SBFM.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise

Travelers Series Fund Inc.

9

available, the market price is typically determined by independent third party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by SBFM to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when SBFM believes that they are unreliable, SBFM may price securities using fair value procedures approved by the Board. Because the fund may invest in securities of small capitalization companies—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if SBFM determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Dividends, Distributions and Taxes

The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. In order to qualify as a regulated investment company, the fund must meet certain income and asset diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

Each separate account is also subject to asset diversification requirements for the contracts under regulations promulgated by the U.S. Treasury Department under the Code. The regulations generally provide that, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of the separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment. An alternative asset diversification test may be satisfied under certain circumstances. If the separate account should fail to comply with these regulations or the fund fails to qualify for the special tax treatment afforded regulated investment companies under the Code, contracts invested in the fund would not be treated as annuity, endowment or life insurance contracts under the Code.

Travelers Series Fund Inc.

10

Financial Highlights

Subject to the approval of the Predecessor Fund’s shareholders, on or about June 30, 2005, the fund will acquire all the assets and assume all the liabilities of the Predecessor Fund. Prior to the date of this prospectus, the fund had no assets or investment operations.

The financial highlights table is intended to help you understand the performance of the fund for the past five years. The information in the following table has been derived from the Predecessor Fund’s financial statements and was audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Predecessor Fund’s financial statements, is included in the annual report (available upon request). Certain information reflects financial results for a single share. Total returns represent the rate that a shareholder would have earned (or lost) on a share of the fund assuming reinvestment of all dividends and distributions. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all period shown.

	Year Ended December 31

	2004		2003(1)	2002	2001(1)	2000(1)
Net asset value, beginning of year	$23.04		$17.97	$24.14	$28.76	$29.42
Income (loss) from operations:
Net investment income	0.17		0.12	0.08	0.11	0.14
Net realized and unrealized gain (loss)	1.26		5.06	(0.06)	(4.63)	(0.29)
Total income (loss) from operations	1.43		5.18	(5.98)	(4.52)	(0.15)
Less dividends and distributions from:
Net investment income	(0.17)		(0.11)	(0.19)	(0.10)	(0.16)
Net realized gains(2)	—		—	—	—	(0.35)
Total dividends and distributions	(0.17)		(0.11)	(0.19)	(0.10)	(0.51)
Net asset value, end of year	$24.30		$23.04	$17.97	$24.14	$28.76
Total returns(3)	6.23%		28.85%	(24.81)%	(15.71)%	(0.49)%
Net assets, end of year (000’s)	$93,845		$76,678	$62,258	$83,344	$81,184
Ratio to average net assets:
Expenses(4)	0.71	%(5)	0.78%	0.78%	0.74%	0.75%
Net investment income	0.77		0.59	0.40	0.45	0.48
Portfolio turnover rate	18%		38%	37%	22%	22%
(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Distributions from realized gains include both net realized short-term and long-term capital gains.
(3)	Total returns do not reflect expenses associated with your variable contract such as administrative fees, account charges and surrender charge which, if reflected, would reduce the total returns for all periods shown.
(4)	As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.25%.
(5)	During the year ended December 31, 2004, Smith Barney Fund Management LLC voluntarily waived a portion of its fee and/or reimbursed the Predecessor Fund for certain expenses. If such fees were not voluntarily waived and/or expenses reimbursed, the actual expense ratio would have been 0.75%.

Travelers Series Fund Inc.

11

Appendix

The fund invests in various instruments subject to its investment policy. The following techniques and practices are all available to the fund, and are described together with their risks in the SAI.

Investment Technique

Bankers’ Acceptances

Buying Put and Call Options

Certificates of Deposit

Commercial Paper

Equity Securities

Floating & Variable Rate Instruments

Futures Contracts

Illiquid Securities

Index Futures Contracts

Investment in Unseasoned Companies

Lending Portfolio Securities

Letters of Credit

Options on Index Futures Contracts

Options on Stock Indices

Real Estate-Related Instruments

Repurchase Agreements

Reverse Repurchase Agreements

Short Sales “Against the Box”

Short-Term Money Market Instruments

Temporary Bank Borrowing

U.S. Government Securities

Variable Amount Master Demand Notes

When-Issued & Delayed Delivery Securities

Writing Covered Call Options

Travelers Series Fund Inc.

12

Travelers Series Fund Inc.

Additional Information

Shareholder reports. Annual and semiannual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends one report to a household if more than one account has the same address. Contact an appropriate representative of a participating life insurance company or a broker-dealer, financial intermediary, financial institution or the distributor’s financial consultant if you do not want this policy to apply to you.

Statement of additional information. The SAI provides more detailed information about the fund. It is incorporated by reference into this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling 1-800-842-8573 or writing to Travelers Series Fund, 125 Broad Street, New York, NY 10004. The fund’s shareholder reports and SAI are not available on its website because the fund does not have a website.

Information about the fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. The fund is not offering to sell its shares to any person to whom the fund may not lawfully sell its shares.

Social Awareness Stock Portfolio

(Investment Company Act file no. 811-08372)

STATEMENT OF ADDITIONAL INFORMATION

TRAVELERS SERIES FUND INC.

Social Awareness Stock Portfolio

125 Broad Street

New York, New York 10004

(800) 842-8573

THE TRAVELERS SERIES TRUST

Social Awareness Stock Portfolio

One Cityplace

Hartford, Connecticut 06103

(800) 842-9368

June 2, 2005

RELATING TO THE ACQUISITION BY THE SOCIAL AWARENESS STOCK PORTFOLIO (THE “FUND PORTFOLIO”), A SERIES OF TRAVELERS SERIES FUND INC. (THE “FUND”), OF THE ASSETS OF THE SOCIAL AWARENESS STOCK PORTFOLIO (THE “TRUST PORTFOLIO”), A SERIES OF THE TRAVELERS SERIES TRUST (THE “TRUST”).

GENERAL INFORMATION

The shareholders of the Trust Portfolio are being asked to consider and vote on a proposal with respect to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) dated as of June 2, 2005 by and between the Trust, on behalf of the Trust Portfolio, and the Fund, on behalf of the Fund Portfolio, and the transactions contemplated thereby. The Reorganization Agreement contemplates the transfer of substantially all of the assets and all of the liabilities of the Trust Portfolio to the Fund Portfolio in exchange for shares of common stock of the Fund Portfolio with an aggregate net asset value equal to the aggregate net asset value of the shares of the Trust Portfolio that are outstanding immediately before the Reorganization takes effect.

The Special Meeting of shareholders of the Trust Portfolio to consider the proposal and the related transaction will be held at Citigroup Center, 14th Floor Conference Center, 153 E. 53rd Street, New York, New York 10022, on June 29, 2005, at 9:00 a.m. (Eastern time). For further information about the transaction, see the Prospectus/Proxy Statement.

This Statement of Additional Information, relating specifically to the proposed acquisition of substantially all of the assets of the Trust Portfolio, a series of the Trust, by the Fund Portfolio, a newly organized series of the Fund, in exchange for shares of common stock of the Fund Portfolio and the assumption by the Fund Portfolio of the liabilities of the Trust Portfolio, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

1.	Statement of Additional Information of the Fund Portfolio, dated June 2, 2005.

2.	Statement of Additional Information of the Trust Portfolio, dated May 2, 2005.

3.	Annual Report to Shareholders of the Trust Portfolio for the year ended December 31, 2004.

This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement, dated June 2, 2005, relating to the above-referenced matter may be obtained without charge by calling or writing the Fund at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

FINANCIAL STATEMENTS

The Annual Report to Shareholders of the Trust Portfolio for the fiscal year ended December 31, 2004 is incorporated by reference herein. The Annual Report to Shareholders for the Trust Portfolio includes audited financial statements, notes to the financial statements and the reports of KPMG LLP, the Trust’s independent registered public accounting firm. To obtain a copy of the Annual Report to Shareholders of the Trust Portfolio without charge, please call 1-800-842-9368.

PRO FORMA FINANCIAL STATEMENTS

No financial information relating to the Fund Portfolio and no projected (pro forma) financial information is being provided because the Fund Portfolio into which the Trust Portfolio will be reorganized is a newly formed shell portfolio of the Fund.

THE ANNUAL REPORT TO SHAREHOLDERS AND THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF THE TRUST PORTFOLIO, DATED DECEMBER 31, 2004 AND MAY 2, 2005, RESPECTIVELY, ARE INCORPORATED BY REFERENCE TO THE MOST RECENT FILINGS THEREOF BY THE TRAVELERS SERIES TRUST.

June 2, 2005

STATEMENT OF ADDITIONAL INFORMATION

Travelers Series Fund Inc.

125 Broad Street

New York, New York 10004

1-800-842-8573

This Statement of Additional Information (the “SAI”) supplements the information contained in the current Prospectus of the Social Awareness Stock Portfolio (the “fund”), a newly organized portfolio of the Travelers Series Fund Inc. (the “Company”), and should be read in conjunction with the Prospectus dated May 26, 2005 (as amended or supplemented from time to time), and should be read in conjunction with the Prospectus.

The fund is one of sixteen portfolios of the Company, each of which has its own Prospectus. The Prospectuses for the fund and the other portfolios of the Company may be obtained, without charge, from the Company or a broker-dealer, financial intermediary, financial institution or the distributor’s financial consultants. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

The fund seeks long-term capital appreciation and retention of net investment income by investing at least 80% of its assets in equity securities. The fund seeks to invest in companies that meet the adviser’s investment screen and, when possible, certain social criteria.

Shares of the fund are offered to and may only be purchased by insurance company separate accounts (the “Separate Accounts”) that fund certain variable annuity and variable life insurance contracts and certain qualified plans (the “Contracts”). The Separate Accounts invest in shares of the fund in accordance with allocation instructions received from Contract owners. Such allocation rights are further described in the accompanying Contract prospectus. Shares of the fund are offered to Separate Accounts without a sales charge at their net asset value, next determined after receipt of an order by an insurance company. The offering of shares of the fund may be suspended from time to time and the Company reserves the right to reject any specific purchase order.

There can be no assurance that the fund will achieve its investment objective.

CONTENTS

Directors and Executive Officers	2
Investment Objectives and Management Policies	6
Investment Restrictions	20
Information about the Fund’s Portfolio Manager	21
Portfolio Turnover	23
Taxation	23
Determination of Net Asset Value	26
Availability of the Fund	27
Redemption of Shares	27
Management	28
Other Information about the Company	33
Other Information	34
Appendix—Proxy Voting Policies and Procedures	A-1

DIRECTORS AND EXECUTIVE OFFICERS

The Directors and Executive Officers of the Company, their years of birth, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. (“Citigroup”) the Directors oversee, and other directorships held are set forth below. Each Director serves and holds his or her directorship until a successor is elected and qualified. “Fund Complex” consists of the Company and any other investment companies associated with Citigroup.

Each Director and Executive Officer of the Company noted as an interested person is interested by virtue of that individual’s position with Citigroup or its affiliates described in the table below, and is referred to as an “Interested Director.” All other Directors are not deemed to be “interested persons” of the Company, as defined in the Investment Company Act of 1940 (the “1940 Act”), and are referred to as “Non-Interested Directors.”

Name, Address, and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director**
Non-Interested Directors:

Robert A. Frankel 1961 Deergrass Way Carlsbad, CA 92009 Year of Birth: 1927	Director	Since 1999	Managing Partner of Robert A. Frankel Management Consultants; Former Vice President of The Readers Digest Association, Inc.	24	None

Michael E. Gellert 122 East 42nd Street New York, NY 10168 Year of Birth: 1931	Director	Since 1999	General Partner of Windcrest Partners, a venture capital firm	17	Director of Dalet S.A. (a publicly held French company), Devon Energy Corp., Humana, Inc. (health benefits company), SEACOR SMIT, Inc. (offshore marine services provider) and Six Flags, Inc. (worldwide regional theme park operators)

Rainer Greeven 630 5th Avenue New York, NY 10111 Year of Birth: 1936	Director	Since 1994	Attorney, Rainer Greeven PC	17	None

Susan M. Heilbron P.O. Box 557 Chilmark, MA 02535 Year of Birth: 1945	Director	Since 1994	Owner/Consultant of Lacey & Heilbron, a public relations firm	17	None

Interested Director:

R. Jay Gerken*** Citigroup Asset Management (“CAM”) 399 Park Avenue 4th Floor New York, NY 10022 Year of Birth: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of SBFM, Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc.; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996-2001) and Smith Barney Growth and Income Fund (from 1996-2000)	220	None

*	Directors serve until their successors are elected and qualified.
**	This column includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
***	Mr. Gerken is an “interested person” of the Company as defined in the 1940 Act because he is an officer of Smith Barney Fund Management LLC (“SBFM”) and its affiliates.

Name, Address, and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director**

Executive Officers:

Andrew B. Shoup CAM 125 Broad Street 10th Floor New York, NY 10004 Year of Birth: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Treasurer of certain mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

James Giallanza CAM 125 Broad Street New York, NY 10004 Year of Birth: 1966	Treasurer and Chief Financial Officer	Since 2004	Director of CAM; Director and Controller of the US wholesale business at UBS Global Asset Management US Inc. (September 2001 through July 2004); Director of Global Funds Administration at Citigroup Asset Management (June 2000 through September 2001); Treasurer of the Lazard Funds (June 1998 through June 2000); Treasurer and Chief Financial Officer of other mutual funds associated with Citigroup	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street New York, NY 10004 Year of Birth: 1965	Controller	Since 2005	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup	N/A	N/A

William Theriault SBFM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1966	Vice President and Investment Officer	Since 2005	Director, SBFM; Portfolio Manager for SBFM or its predecessor firms since 1996	N/A	N/A

*	Directors serve until their successors are elected and qualified.
**	This column includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Name, Address, and Year of Birth	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director**

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1962	Chief Anti-Money Laundering Compliance Officer	Since 2002	Director, CGM (since 2002); Director of Compliance, North America, Citigroup Asset Management (since 2000); Chief Anti-Money Laundering Compliance Officer of mutual funds associated with Citigroup	N/A	N/A
	Chief Compliance Officer	Since 2004	Inc.; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Compliance Officer, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc., Salomon Brothers Asset Management Asia Pacific Limited (from 1997 to 1999).

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Year of Birth: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM; Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Directors serve until their successors are elected and qualified.
**	This column includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

The business affairs of the fund are managed by or under the direction of the Board of Directors of the Company (the “Board”).

The Board has an Audit Committee which is composed of all of the Non-Interested Directors. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the fund. The Audit Committee oversees the scope of the fund’s audits, its accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Directors of the Company for their ratification, the selection, appointment, retention or termination of the Company’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Company by the independent registered public accounting firm and all permissible non-audit services provided by the Company’s independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to the Company’s operations and financial reporting.

The Board also has a standing Governance Committee. All Non-Interested Directors are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

The following sets forth the dollar range of equity securities in the Company beneficially owned by each Director, and, on an aggregate basis, in all registered investment companies overseen by each Director in the Fund Complex as of December 31, 2004:

Name of Director	Dollar Range of Equity Securities in the Company	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Robert A. Frankel	None	Over $100,000
Michael E. Gellert	None	Over $100,000
Rainer Greeven	None	None
Susan M. Heilbron	None	None
R. Jay Gerken	None	Over $100,000

Citigroup has invested approximately $8 to $10 million in Virtual Growth Inc. through a private placement; Windcrest Partners, of which Michael Gellert is the general partner, has also invested in Virtual Growth Inc. Citibank N.A. has issued a $12 million line of credit to Windcrest Partners; the balance was $250,000 as of December 31, 2004. Citibank N.A. has also issued a $1.8 million line of credit in Mr. Gellert’s name; the balance as of December 31, 2004 is $0.

The following table shows the compensation paid by the Company and other Smith Barney Mutual Funds to each Director during the Company’s last fiscal year. None of the officers of the Company received any compensation from the Company for such period. The Company does not pay retirement benefits to its Directors and Executive Officers. Officers and Interested Directors of the Company are compensated by CGM.

Name of Person	Compensation from Company and Fund Complex Paid to Directors Calendar Year Ended 12/31/04	Number of Funds for Which Director Serves Within Fund Complex
Abraham E. Cohen*	$21,059	N/A
Robert A. Frankel	$97,259	24
Michael Gellert	$38,459	17
Rainer Greeven	$49,459	17
Susan M. Heilbron	$35,600	17
R. Jay Gerken	none	220

*	Mr. Cohen resigned as a Director of the Company effective July 8, 2004.

On May 23, 2005, Directors and Executive Officers owned in the aggregate less than 1% of the outstanding securities of the Company.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

The fund’s investment objectives and investment policies may be changed by the Company’s Board of Directors without shareholder approval; however, certain investment restrictions (described under “Investment Restrictions”) are deemed to be “fundamental,” and therefore may be changed only by the “vote of a majority of the outstanding voting securities” as defined under the 1940 Act.

Set forth below is a discussion of certain nonfundamental investment policies and investment strategies for the fund.

The fund’s investment objective is long-term capital appreciation and retention of net investment income. The fund seeks to fulfill this objective by selecting investments, primarily equity securities, that SBFM determines meet its investment screen, based on analysis of data, and, to the extent possible, certain social criteria. SBFM has discretion to determine the source for the data.

The fund normally invests 80% of its assets in equity securities (“80% investment policy”). The portfolio manager generally selects common stocks that are diversified across industries and companies. For defensive purposes or for temporary investment of cash flows, however, the fund may invest in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, deemed to be of suitable credit quality, including U.S. government securities.

Social Criteria.    SBFM uses certain supportive social criteria in seeking common stocks that are acceptable investments for the fund. Supportive criteria are such factors as favorable attitudes toward preserving the environment, waste management strategies, and supportive employee work environments. Companies are avoided as unacceptable investments for the fund if a significant portion of their revenues, as determined by SBFM, is derived from: (1) producing tobacco, tobacco products, alcohol, or military defense systems, or (2) providing military defense related services or (3) gambling services. These investment restrictions are not fundamental and may be changed without shareholder approval.

The fund’s principal objective does not preclude it from realizing short-term gains when SBFM believes that conditions suggest the fund’s long-term goal is best accomplished by such short-term transactions. Further, if a company fails to meet the fund’s social criteria after the fund has purchased the company’s common stock, or if the fund inadvertently acquires a security that is not an acceptable investment, SBFM may determine to sell such securities within a reasonable period of time. However, SBFM does not anticipate engaging in active and frequent trading as it generally manages the fund in a “buy and hold” style.

Operating Policies.    Changes in the fund’s investments may be made from time to time to take into account changes in the outlook for particular industries or companies. The fund’s investments will not be concentrated in any one industry, which means that no more than twenty-five percent of the value of its assets will be invested in any one industry. While the fund may occasionally invest in foreign securities through American Depositary Receipts (“ADRs”), it is not anticipated that such investments will, at any time, account for more than ten percent of its investment portfolio.

The fund’s assets generally are kept fully invested except that: (1) sufficient cash may be kept on hand reasonably to provide for variable annuity contract obligations, and (2) reasonable amounts of cash, U.S. government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investments in accordance with its investment policies. When SBFM determines that investments of other types may be advantageous for defensive purposes or for temporary investment of cash flows, however, investments may be made in cash and cash investments, bonds, notes, or other evidence of indebtedness, issued publicly or placed privately, deemed to be of suitable credit quality, including U.S. government securities.

The fund does not intend to make short sales of securities or make purchases on margin, except for short-term credits that are necessary for the clearance of transactions, except as permitted under the 1940 Act.

In pursuing its objective, the fund currently is subject to fundamental investment policies and operating (non-fundamental) investment policies described below under “Investment Restrictions.”

Investment Strategies

Short-Term Money Market Instruments.    The fund may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments are those with remaining maturities of 397 days or less and may include (i) short-term U.S. government securities and short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers’ acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or foreign issuers rated A-1 or higher by the Standard & Poor’s Division of the McGraw-Hill Companies, Inc. (“S&P”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”), issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody’s or, if not rated, determined by SBFM to be of comparable quality to those rated obligations which may be purchased by the fund.

Certificates of Deposit.    Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate can usually be traded in the secondary market prior to maturity.

Certificates of deposit are limited to U.S. dollar-denominated certificates of U.S. banks that have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and savings and loan associations that are insured by the Federal Deposit Insurance Corporation).

The fund does not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the fund does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers’ acceptances or other similar obligations issued by foreign banks.

Bankers’ Acceptances.    Bankers’ acceptances in which the fund may invest are issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by the bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset, or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers’ acceptances acquired by the fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.

Commercial Paper.    Commercial paper is short-term unsecured promissory notes issued by corporations to finance their short-term credit needs. Commercial paper is usually issued with a maturity of not more than nine months. The fund’s investments in commercial paper are limited to those rated in the top two categories.

U.S. Government Securities.    As used in this SAI, “U.S. government securities” include securities issued by the U.S. government, its agencies, instrumentalities and government-sponsored enterprises. U.S. government securities include a variety of Treasury securities that differ only in their interest rates, initial maturities and dates of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years at the date of issuance.

U.S. government securities include direct obligations of the U.S. Treasury and securities issued or guaranteed by the Federal Housing Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, Federal Home Loan Mortgage Corporation, The Tennessee Valley Authority, Student Loan Marketing Association and Federal National Mortgage Association.

Some U.S. government securities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S.; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the government-sponsored enterprise. Because the U.S. government is not obligated by law to provide support to an instrumentality or government-sponsored enterprise, the fund will invest in those U.S. government securities only when SBFM determines that the credit risk with respect to the instrumentality or enterprise does not make its securities unsuitable investments. U.S. government securities will not include international agencies or instrumentalities in which the U.S. government, its agencies, instrumentalities or government-sponsored enterprises participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

When-Issued and Delayed Delivery Securities.    The fund may, from time to time, purchase new-issue government or agency securities on a “when-issued,” “delayed-delivery,” or “to-be-announced” basis (“when-issued securities”). The prices of such securities are fixed at the time the commitment to purchase is made and may be expressed in either dollar-price or yield-maintenance terms. Delivery and payment may be at a future date beyond the customary settlement time.

The commitment to purchase a when-issued security may be viewed as a senior security, which is marked to market and reflected in the fund’s net asset value daily from the commitment date. While SBFM intends for the fund to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. The fund does not make payment or begin to accrue interest on these securities until settlement date. To invest its assets pending settlement, the fund normally invests in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The fund does not intend to purchase when-issued securities for speculative or “leverage” purposes. Consistent with the 1940 Act and the positions of the SEC thereunder, when the fund commits to purchase a security on a when-issued basis, SBFM identifies and places in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

SBFM believes that purchasing securities in this manner can be advantageous to the fund. However, this practice entails certain additional risks, including the default of the counterparty on its obligations to deliver the security as scheduled. In this event, the fund would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. SBFM employs a rigorous credit quality procedure in determining the counterparties to deal with in purchasing when-issued securities and, in some circumstances, requires the counterparty to post cash or some other form of security as margin to protect the value of the delivery obligation pending settlement. In addition, when-issued transactions will expose the fund to the risk of fluctuations in the value of the securities it has committed to purchase.

Floating and Variable Rate Instruments.    Obligations that have a floating or variable rate of interest bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. The fund limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. SBFM monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The fund’s right to obtain payment at par on a demand instrument can be affected by events occurring between the date the fund elects to demand payment and the date payment is due. Those events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the fund’s custodian, subject to a subcustodian agreement approved by the fund between that bank and the fund’s custodian.

The floating and variable rate obligations that the fund may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives the fund an undivided interest in the underlying obligations in the proportion that the fund’s interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

Variable Amount Master Demand Notes.    Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by the fund at varying rates of interest pursuant to direct arrangements between the fund as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded. Also, there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, SBFM will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, the fund will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by SBFM, such notes are treated as instruments maturing in one day and valued at their par value. SBFM intends to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

Equity Securities.    By definition, equity securities include common and preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Stocks.    The fund expects to remain fully invested in common stocks to the extent practicable, and is therefore subject to the general risk of the stock market. The value of the fund’s shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which it invests. The fund also may invest in stocks of smaller companies that may individually exhibit more price volatility than the broad market averages. Moreover, the fund may invest in stocks of growth-oriented companies that intend to reinvest earnings rather than pay dividends. The fund may make investments in stocks that may at times have limited market liquidity and whose purchase or sale would result in above average transaction costs. Another factor that would increase the fundamental risk of investing in smaller companies is the possible lack of publicly available information about the company, which may be due to their relatively short operating record as a public company.

Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies, making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. If the fund invests substantially in emerging growth companies, therefore, its shares will be subject to greater fluctuation in value than shares of a conservative equity portfolio or of a growth portfolio that invests entirely in proven growth stocks.

Interests in Other Limited Liability Entities.    Limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities that are similar to common or preferred stock.

Convertible Securities.    Convertible securities may include corporate notes or preferred stock but ordinarily are long-term debt obligations of an issuer that are convertible at a stated price or exchange rate into the issuer’s common stock. Convertible securities have characteristics similar to both common stock and debt obligations. Although to a lesser degree than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, reacts to variations in the general stock market. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

As fixed-income securities, convertible securities are investments that provide a stable stream of income with generally higher yields than common stocks. Like all fixed-income securities, there can be no assurance of the current income because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential through the conversion feature for capital appreciation. There can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally are subordinated to other similar but not-convertible debt of the same issuer, although convertible securities enjoy seniority payment rights over all equity securities. Convertible preferred stock is senior to the issuer’s common stock. Because of the subordination, however, convertible securities typically have lower ratings than similar non-convertible debt securities.

A synthetic convertible security is comprised of two distinct securities that together resemble convertible securities. Synthetic convertible securities combine non-convertible securities or preferred stock with warrants or stock call options giving the purchaser the right to acquire the issuer’s common stock. The options that form a portion of the convertible security are listed on a securities exchange or on Nasdaq. The two components of a synthetic convertible security generally are not offered as a unit but may be purchased and sold by the fund at different times. Synthetic convertible securities differ from convertible securities in that each component of a synthetic convertible security has a separate market value and responds differently from the other to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Exchange-Traded Financial Futures.    The fund may use exchange-traded financial futures contracts consisting of stock index futures contracts as a hedge to protect against changes in stock prices. A stock index futures contract is a contractual obligation to take or make delivery of an amount of cash based on the difference in the value of a specified index of stock at a future date from its value when the contract was written. The fund will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, the fund will set aside an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. At no time will the fund’s investments in such futures be used for speculative purposes.

All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (“CFTC”). To ensure that its futures transactions meet CFTC standards, the fund will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the Securities and Exchange Commission (the “SEC”)).

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions that may result in a gain or a loss. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When futures contracts are entered into by the fund, either as the purchaser or the seller of such contracts, the fund is required to deposit with its custodian in a segregated account in the name of the futures commission merchant (“FCM”) an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margin for futures contracts does not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer’s initial margin on a futures contract represents a good faith deposit securing the customer’s contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called “variation margin,” are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as “marking to market.”

Futures contracts generally are not entered into to acquire the underlying asset and generally are not held to maturity. Prior to the contract settlement date, the fund will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

Stock Index Futures Contracts.    The fund may purchase and sell stock index futures contracts. Stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly traded futures contracts. The fund may purchase and sell stock index futures contracts on its benchmark index or similar index.

Options on Stock Index Futures Contracts.    The fund also may purchase call and put options and write covered call and put options on stock index futures contracts of the type into which the fund is authorized to enter. Covered put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The fund may invest in such options for the purpose of closing out a futures position that has become illiquid.

Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires. Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or “premium”) paid for the options. Whether, in order to achieve a particular objective, the fund enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. The fund will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

Certain Additional Risks of Futures Contracts and Options on Futures Contracts.    The use of futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by the fund are intended to correlate with the fund’s portfolio securities, in many cases a stock index futures contract or option on such a futures contract used may be based on a stock index the components of which are not identical to the portfolio securities owned or intended to be acquired by the fund. Second, due to supply and demand imbalances and other market factors, the price movements of futures contracts and options thereon may not necessarily correspond exactly to the price movements of the securities and indices on which such instruments are based. Accordingly, there is a risk that the fund’s transactions in those instruments will not in fact offset the impact on the fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by the fund.

To some extent, careful management of these strategies can minimize these risks. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by the fund, it may, in order to compensate for this difference, use an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, the fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of the fund’s securities is particularly relevant to futures contracts. The fund, in entering into a futures purchase contract, potentially could lose any or all of the contract’s settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to the fund. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the fund. Although the fund intends to establish positions in futures contracts only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when it seeks to “close out” (i.e., terminate) a particular futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. The fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, the fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to the fund’s assets posted as margin in connection with these transactions as permitted under the 1940 Act. The fund will use only FCMs or brokers in whose reliability and financial soundness it has full confidence and has adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker’s insolvency or bankruptcy, it is possible that the fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the fund could effect such recovery.

The success of these techniques depends, among other things, on SBFM’s ability to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, SBFM will use futures contracts and options thereon only when it believes the overall result does not increase the risks to which the fund is exposed. These transactions also, of course, may be more, rather than less, favorable to the fund than originally anticipated.

Buying Put and Call Options.    The fund may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve shareholders’ capital when market conditions warrant. The fund may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities eligible for purchase by the fund, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed in the “over-the-counter” market with a broker-dealer as the counterparty. While SBFM anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months in duration. The fund pays a premium in exchange for the right to purchase (call) or sell (put) a security or futures contract at a specified price (the strike price) on or before the expiration date of the option contract. In either case, the fund’s risk is limited to the amount of the option premium paid. The fund may sell put and call options prior to their expiration and, thereby, realize a gain or loss. A call option expires worthless if the price of the related security is below the contract strike price at the time of expiration; a put option expires worthless if the price of the related security is above the contract strike price at the time of expiration.

The fund uses put and call options for hedging purposes only. SBFM identifies liquid securities sufficient to fulfill the call option delivery obligation, and these securities are segregated in an account. Similarly, SBFM identifies deliverable securities sufficient to fulfill the put option obligation, which also are segregated. In the case of put options on futures contracts, SBFM identifies portfolio securities whose price volatility is expected to match that of the underlying futures contract, and these securities are segregated.

Writing Covered Call Options.    The fund may write or sell covered call options. The fund may also purchase index or individual equity call options as an alternative to holding stocks or stock index futures or as a defensive measure. By writing a call option, the fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price.

The fund may only write “covered” options. This means that as long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option, or, in the case of call options on U.S. Treasury bills, the fund might own substantially similar U.S. Treasury bills.

Writing call options permits the fund to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The fund receives a premium from writing a call option that it retains whether or not the option is exercised. By writing a call option, the fund might lose the potential for gain on the underlying security while the option is open. Options on some securities are relatively new, and it is impossible to predict the amount of trading interest that will exist in such options. There can be no assurance that viable markets will develop or continue. The failure of such markets to develop or continue could impair the fund’s ability to use such options to achieve its investment objectives.

Securities Index Options.    In seeking to hedge all or a portion of its investments, the fund may purchase put and call options and may write covered call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the fund’s portfolio. The fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indices are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder’s right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. The fund may purchase and write options on securities indices that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the CFTC, as a hedge against changes in market conditions and interest rates, and may enter into closing transactions with respect to those options to terminate existing positions. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by the fund of options on securities indices is subject to SBFM’s ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of the fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. No such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when SBFM desires that the fund engage in such a transaction.

Foreign Securities.    The fund may invest in foreign issuers through American Depositary Receipts (“ADRs”) providing for indirect investment in securities of foreign issuers. Due to the absence of established securities markets in certain foreign countries and restrictions in certain countries on direct investment by foreign entities, the fund may invest in certain issuers through the purchase of sponsored and unsponsored ADRs or other similar securities, such as American Depositary Shares. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Investments in foreign securities may offer the fund an opportunity to pursue the performance potential of an overseas market. Such securities, however, also entail risks in addition to the risks of U.S. securities. Foreign governments may nationalize or expropriate assets or impose confiscatory taxes on an investment. Civil wars or other political or financial instability or diplomatic developments may affect the value of the fund’s foreign investments. Foreign countries may impose currency exchange controls, foreign withholding taxes, or other factors that may affect the value of an investment. Movement in foreign currency exchange rates against the U.S. dollar may result in significant changes in the value of overseas investments. Generally, if the U.S. dollar weakens, the value of the foreign investment in U.S. dollars increases. Conversely, when the U.S. dollar strengthens, the value of the foreign investment in U.S. dollars decreases.

There is generally less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers generally are not subject to accounting, auditing and financial reporting practices comparable with U.S. practices. Some foreign securities or markets are more thinly traded and, as a result, foreign securities may be less liquid and more volatile than U.S. securities. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Illiquid Securities.    The fund may make investments in illiquid securities in an amount not exceeding 15% of its net assets. Illiquid securities are those that are not readily marketable within seven days in the ordinary course of business and may include restricted securities that may not be publicly sold without registration under the Securities Act of 1933 (the “1933 Act”) and Rule 144A securities. In most instances restricted securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If the fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect to those sales, and registration of such securities under the 1933 Act may be required. The fund will not bear the expense of such registration. In determining securities subject to the percentage limitation, the fund will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations, including options traded over-the-counter and other securities subject to restrictions on resale.

Rule 144A Securities.    Rule 144A securities are not registered under the 1933 Act, but may be purchased or sold without registration by certain institutional investors. Therefore, their purchase is subject to the fund’s limitation on the purchase of illiquid securities, unless SBFM under guidelines approved by the Board determines on an ongoing basis that an adequate trading market exists for the securities. If qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by the fund, the fund’s level of illiquidity could increase. The Board has established standards and procedures for determining the liquidity of Rule 144A securities and periodically monitors the adviser’s implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A has developed in recent years, and SBFM cannot predict how this market will develop.

Loans of Securities to Broker Dealers.    The fund may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash, liquid securities, or any combination of cash and liquid securities, as collateral equal at all times in value to at least 102% of the market value of the securities loaned. The fund will not loan securities if, after a loan, the aggregate of all outstanding securities loans exceeds one third of the value of the fund’s total assets taken at their current market value. The fund continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of any cash loan collateral in U.S. Treasury notes, certificates of deposit, other high grade, short-term obligations or interest-bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the fund may vote the securities if, in the opinion of SBFM, a material event affecting the investment would occur. There may be risks of delay in receiving additional collateral, in recovering the securities loaned, or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans may be made only to borrowers deemed to be of good standing, under standards approved by the Board, when the income to be earned from the loan justifies the risks.

Repurchase Agreements.    The fund may invest from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or broker-dealers on the Federal Reserve

Bank of New York’s list of primary reporting dealers, in each case meeting SBFM’s credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but in the event of a transaction of longer maturity, collateral will be marked-to-market daily and, when required, the counterparty will provide additional cash or qualifying collateral.

In executing a repurchase agreement, the fund purchases eligible securities subject to the counterparty’s agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. The fund will engage in repurchase agreements only where it takes physical delivery or, in the case of “book-entry” securities, the security is segregated in the counterparty’s account at the Federal Reserve for the benefit of the fund, to perfect the fund’s claim to the collateral for the term of the repurchase agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the fund would bear the risks of delay, adverse market fluctuation and any transaction costs in disposing of the collateral.

Reverse Repurchase Agreements.    A reverse repurchase agreement transaction is similar to borrowing cash. In a reverse repurchase agreement, the fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument’s market value in cash and agrees on a stipulated date in the future to repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the fund will be able to avoid selling portfolio instruments at a disadvantageous time. The fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to SBFM. Such transactions may increase fluctuations in the market value of the fund’s assets.

When effecting reverse repurchase agreements, liquid assets of the fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the fund may restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

Temporary Investments.    Permissible temporary investments for defensive or cash management purposes may include U.S. government securities and money market instruments, including instruments of banks that are members of the Federal Deposit Insurance Corporation with assets of at least $1 billion, such as certificates of deposit, demand and time deposits, and bankers’ acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

Temporary Bank Borrowing.    The fund may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

Letters of Credit.    The fund may also engage in trades of commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of SBFM, are of investment quality comparable to other permitted investments of the fund may be used for letters of credit-backed investments.

Investment in Unseasoned Companies.    The fund may also invest assets in securities of companies that have operated for less than three years, including the operations of predecessors. The fund has undertaken that it will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

Real Estate-Related Instruments.    The fund may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

Short Sales “Against the Box.”    The fund may enter into short sales against the box. If the fund decides to enter into such transitions, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

Investment Company Securities.    The fund may invest in investment company securities including shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investment companies are professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company level, such as portfolio management fees and operating expenses. The expenses would be in addition to those paid by the fund for similar services. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Generally, the fund may purchase and sell securities of open and closed-end investment companies subject to the limits prescribed under the 1940 Act.

Indexed Securities.    The fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency- indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

Disclosure of Portfolio Holdings

The Company has adopted policies and procedures developed by Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment adviser, with respect to the disclosure of the fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the fund’s portfolio holdings is in the best interests of the fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of SBFM or CGM or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by the fund that has not been fully reflected by the market.

Under the policy, the fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1. The fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. The fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include fund holdings together with other securities) followed by the portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. The fund’s sector weightings, performance attribution (e.g. analysis of the fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. The fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Non-Interested Directors, and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the fund, CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the fund’s portfolio securities will be reviewed at least annually by the Company’s Board.

The approval of the fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Exceptions to the policies are reported to the Company’s Board at its next regularly scheduled meeting.

Currently, the fund does not disclose its portfolio holdings on its website, www.citigroupam.com, but may do so in the future.

Set forth below are charts showing those parties with whom CAM, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holding information, the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

As of the date of this SAI, the fund releases its portfolio holdings to the following recipients:

Recipient	Frequency	Delay Before Dissemination
State Street Bank and Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Calendar days after Quarter End
Lipper	Quarterly	25 Calendar days after Quarter End
S&P	Quarterly	25 Calendar days after Quarter End
Morningstar	Quarterly	25 Calendar days after Quarter End
Vestek	Daily	None
Factset	Daily	None

As of the date of this SAI, the fund may also release its portfolio holdings to the following recipients:

Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
EVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent the 1-3 business day following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent the first business day following the end of a Quarter
Quantitative Services Group	Daily	None

INVESTMENT RESTRICTIONS

The fund has adopted the following investment restrictions and policies that are “fundamental” and cannot be changed without the approval of a “majority of the outstanding voting securities” of the fund, as defined under the 1940 Act (see “Other Information about the Company—Voting Rights”). Following the list of the fund’s fundamental investment restrictions which is set forth below is a list of other policies or restrictions that are not fundamental. Investment policies and restrictions that are not fundamental may be changed by the Company’s Board of Directors without shareholder approval. If the fund adheres to a percentage restriction at the time of an investment by the fund, a later increase or decrease in percentage resulting solely from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of such percentage restriction.

Fundamental Policies.    The fund, irrespective of any fundamental or non-fundamental, operating investment policies, may invest all or a portion of its assets in one or more investment companies without a shareholder vote.

1. Diversification:    with respect to 75% of its assets, the fund may not purchase a security other than a security issued or guaranteed by the U.S. government, its agencies, instrumentalities, or government-sponsored enterprises or a security of an investment company if, as a result: (1) more than 5% of the fund’s total assets would be invested in the securities of a single issuer, or (2) the fund would own more than 10% of the outstanding voting securities of any single issuer.

2. Industry Concentration:    the fund may not purchase a security if, as a result, more than 25% of the fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this policy, there is no limit on: (1) investments in U. S. government securities, in repurchase agreements covering U. S. government securities, in securities issued by the states, territories or possessions of the United States (“municipal securities”) or in foreign government securities; or (2) investment in issuers domiciled in a single jurisdiction. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the fund may invest in one or more investment companies; provided that, except to the extent that it invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

3. Borrowing:    the fund may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to one-third of the fund’s total assets.

4. Real Estate:    the fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business).

5. Lending:    the fund may not make loans to other parties if, as a result, more than one third of its total assets would be loaned to other parties. For purposes of this policy, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

6. Commodities:    the fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts and options on futures or from investing in securities or other instruments backed by physical commodities).

7. Underwriting:    the fund may not be an underwriter (as that term is defined in the 1933 Act) of securities issued by other persons except, to the extent that in connection with the disposition of its assets, the fund may be deemed to be an underwriter.

8. Senior Securities:    the fund may not issue any class of senior securities except to the extent consistent with the 1940 Act.

Non-fundamental Policies.    The following investment policies are non-fundamental policies that the fund currently complies with:

1. Borrowing:    for purpose of the borrowing limitation, the following are not treated as borrowings to the extent they are fully collateralized: (1) the delayed delivery of purchased securities (such as the purchase of when-issued securities); (2) reverse repurchase agreements; (3) dollar-roll transactions; and (4) the lending of securities (“leverage transactions”). (See Fundamental Policy No. 3, “Borrowing.”)

2. Liquidity:    the fund will not invest more than 15% of its net assets in: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act (“restricted securities”) that are not readily marketable. The fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Company’s Board of Directors.

3. Exercising Control of Issuers:    the fund will not make investments for the purpose of exercising control of an issuer. Investments by the fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

4. Other Investment Companies:    the fund will not invest in securities of another investment company, except to the extent permitted by the 1940 Act and the rules, regulations and exemptions thereunder.

5. Purchasing on Margin:    the fund will not purchase securities on margin, except that the fund may use short-term credit for the clearance of its portfolio transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts or other permissible investments shall not constitute purchasing securities on margin.

6. Lending:    the fund will not lend a security if, as a result, the amount of loaned securities would exceed an amount equal to one-third of the fund’s total assets.

7. Pledging:    the fund will not pledge its assets except as permitted by the 1940 Act.

8. Shareholder Notice:    the fund will notify shareholders at least 60 days prior to changing its 80% investment policy.

INFORMATION ABOUT THE FUND’S PORTFOLIO MANAGER

The following table sets forth certain additional information with respect to William Theriault, the fund’s portfolio manager. All information is provided as of December 31, 2004.

Other Accounts Managed by Portfolio Manager

The table below identifies, for the fund’s portfolio manager, the number of accounts (other than the fund) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
N/A	N/A	7 other accounts with no assets under management

Portfolio Manager Compensation

CAM investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM has recently implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the fund’s portfolio manager. Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of CAM’s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect the team’s investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a “peer group” of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional’s annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM’s investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above.

The investment adviser and the fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

PORTFOLIO TURNOVER

Although it is anticipated that most of the fund’s investments will be long-term in nature, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when management believes that portfolio changes are appropriate. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions.

TAXATION

The following is a summary of certain material Federal income tax considerations that may affect the fund and its shareholders. This summary does not address all of the potential Federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific Federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each fund in the Company will be treated as a separate taxpayer for Federal income tax purposes with the result that: (a) each fund must qualify separately as a regulated investment company; and (b) the amounts of investment income and capital gains earned will be determined on a fund-by-fund (rather than on a Company-wide) basis.

The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and, for tax years beginning after October 22, 2004, net income derived from an interest in a “qualified publicly traded partnership” (i.e., a partnership that is traded on an established security market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, the fund will not be subject to Federal income tax on the portion of its taxable net investment income and net realized capital gains that it distributes to its shareholders, provided the fund satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

In addition, the fund intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, the fund will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.

The fund intends to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the fund as taxable income.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

The fund intends at least annually to declare and make distributions of substantially all of its taxable income and net taxable capital gains to its shareholders (i.e., the Separate Accounts). Such distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the Separate Accounts holding such shares. See the accompanying contract prospectus for information regarding the Federal income tax treatment of distributions to the Separate Accounts and to holders of the Contracts.

If, in any taxable year, the fund failed to qualify as a regulated investment company under the Code or failed to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. If the fund failed to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if the fund should fail to qualify as a regulated investment company, such fund would be considered as a single investment, which may result in Contracts invested in that fund not being treated as annuity, endowment or life insurance contracts under the Code.

The fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by such fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to such fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by such fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by such fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If the fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. Federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

If the fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, such fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Alternatively, the fund may make a mark-to-market election that will result in the fund’s being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, such fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

The foregoing is only a summary of certain material U.S. Federal income tax consequences affecting the fund and its investors. Prospective investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

DETERMINATION OF NET ASSET VALUE

The net asset value of the fund’s shares will be determined on any day that the New York Stock Exchange (“NYSE”) is open. The NYSE is closed in celebration of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. The Company’s Board of Directors has approved procedures to be used to value the fund’s securities for the purposes of determining the fund’s net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Directors. The Board of Directors has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because the fund may invest in securities of small capitalization countries—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

AVAILABILITY OF THE FUND

Investment in the Company is available only to owners of either variable annuity or variable life insurance contracts issued by insurance companies through their separate accounts and certain qualified plans. It is possible that in the future it may become disadvantageous for both variable annuity and variable life insurance separate accounts to be invested simultaneously in the Company. However, the Company does not currently foresee any disadvantages to the contractowners of the different contracts which are funded by such separate accounts. The Board monitors events for the existence of any material irreconcilable conflict between or among such owners, and each insurance company will take whatever remedial action may be necessary to resolve any such conflict. Such action could include the sale of fund shares by one or more of the insurance company separate accounts which fund these contracts, which could have adverse consequences to the fund. Material irreconcilable conflicts could result from, for example: (a) changes in state insurance laws; (b) changes in U.S. Federal income tax laws; or (c) differences in voting instructions between those given by variable annuity contractowners and those given by variable life insurance contractowners. If the Board were to conclude that separate series of the Company should be established for variable annuity and variable life separate accounts, each insurance company would bear the attendant expenses. Should this become necessary, contractowners would presumably no longer have the economies of scale resulting from a larger combined mutual fund.

REDEMPTION OF SHARES

Redemption payments shall be made wholly in cash unless the Directors believe that economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareowners.

If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described above under “Determination of Net Asset Value” and a shareholder would incur brokerage expenses if these securities were then converted to cash.

MANAGEMENT

The Investment Adviser and Administrator

Smith Barney Fund Management LLC (“SBFM”) serves as the investment adviser to the fund and manages the fund’s day-to-day operations pursuant to separate investment advisory and administration agreements entered into by the Company on behalf of the fund. Under the advisory and administration agreements, and subject to the supervision and direction of the Board, SBFM will (a) manage the fund’s assets in accordance with the fund’s investment objective and policies as stated in its Prospectus and this SAI, (b) make investment decisions for the fund, (c) place purchase and sale orders for portfolio transactions on behalf of the fund, (d) employ professional portfolio managers and securities analysts who provide research services to the fund, (e) administer the fund’s corporate affairs and, in connection therewith, furnish the fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities, and (f) prepare reports to shareholders and reports to and filings with the SEC and state blue sky authorities if applicable. In providing these services, SBFM will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the fund’s assets.

By written agreement, research and other departments and staff of CGM will furnish SBFM with information, advice and assistance and will be available for consultation on the Company’s funds. Thus, CGM may also be considered an investment adviser to the Company. The services of CGM are paid for by SBFM; there is no charge to the Company for such services.

SBFM’s name was formerly SSB Citi Fund Management LLC, SSBC Fund Management Inc., Mutual Management Corp., and Smith Barney Mutual Funds Management, Inc.

SBFM receives a fee for its services under the advisory agreement at the following rates as a percentage of the fund’s average daily net assets, such fee to be calculated daily and paid monthly:

Average Daily Net Assets	Fee
Up to and including $50 million	0.65%
In excess of $50 million and up to and including $100 million	0.55%
In excess of $100 million and up to and including $200 million	0.45%
In excess of $200 million	0.40%

SBFM receives a fee for its services under the administration agreement at the rate of 0.06% of the fund’s average daily net assets, calculated daily and paid monthly.

The advisory and administration agreements provide that all other expenses not specifically assumed by SBFM under the advisory and administration agreements on behalf of the fund are borne by the Company. Expenses payable by the Company include, but are not limited to, all charges of custodians and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders’ and Directors’ meetings, filing fees and expenses relating to the registration and qualification of the Company’s shares and the Company under federal and state securities laws and maintaining such registrations and qualifications (including the printing of the Company’s registration statements), fees of the independent registered public accounting firm and legal counsel, costs of performing portfolio valuations, out-of-pocket expenses of Directors and fees of Directors who are not “interested persons” of the Company as defined under the 1940 Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incident to the Company’s existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to each of the Company’s series; general corporate expenses are allocated among the series on the basis of relative net assets.

All orders for transactions in securities on behalf of the fund are made by management, with broker-dealers selected by management, including affiliated brokers. In placing orders management will seek to obtain the most favorable price and execution available. In selecting broker-dealers, management may consider research and brokerage services furnished to it and its affiliates.

The advisory and administration agreements have an initial term of two years and continue in effect from year to year if such continuance is specifically approved at least annually by the Board or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Non-Interested Directors with such Non-Interested Directors casting votes in person at a meeting called for such purpose. The Company on behalf of the fund or SBFM may terminate the advisory and administration agreements with respect to the fund on 60 days’ written notice without penalty. The advisory and administration agreements will terminate automatically in the event of assignment (as defined in the 1940 Act).

The advisory agreement also provides that SBFM shall not be liable to the Company for any error of judgment or mistake of law or for any loss suffered by the Company so long as it acted in good faith without willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the advisory agreement.

Board Approval of Investment Advisory Agreement

The members of the Board of Directors of the Company, including the Company’s Non-Interested Directors, received information from the fund’s proposed investment adviser and administrator to assist them in their consideration of the fund’s investment advisory agreement (the “Investment Advisory Agreement”) and Administration Agreement (the “Administration Agreement”). The Board considered each of the factors set forth below. As the fund is newly established, the Board could not consider fund performance or profitability of SBFM with respect to the fund, although it considered the performance of the Social Awareness Stock Portfolio (the “Trust Portfolio”) of The Travelers Series Trust (the “Trust”) and the profitability of the Trust Portfolio to SBFM. The Board recognized that the manager currently serves as investment adviser and sub-administrator to the Trust Portfolio, that the Trust Portfolio has the same investment objective, policies, strategies and portfolio manager as the fund and that the fund has been organized to acquire substantially all the assets and all the liabilities of the Trust Portfolio in a tax-free reorganization (the “Reorganization”). The Board was informed of the pending sale (referred to herein as the “MetLife Transaction”) of Citigroup’s life insurance and annuity businesses (collectively, “Travelers Life & Annuity”) to MetLife, Inc. (“MetLife”), which was the principal cause for the proposed Reorganization, insofar as the Trust Portfolio was the sole portfolio of the Trust that would continue to be advised by a Citigroup affiliate after the closing of the MetLife Transaction, while the remaining portfolios were advised by entities that would be acquired by MetLife as part of the MetLife Transaction, and the Reorganization would avoid the ongoing management, operational and administrative difficulties that would result from having Citigroup-sponsored and MetLife-sponsored funds in the same structure. The Board also understood that it would be provided with the opportunity at its annual contract renewal meeting in 2006 to consider the continuation of the Investment Advisory Agreement and the Administration Agreement and would have information available at that time regarding the fund’s performance and profitability data of SBFM with respect to the fund.

Nature, Extent and Quality of Services to Be Provided under the Investment Advisory Agreement and the Administration Agreement

The Board received information about the nature, extent and quality of the services to be provided by SBFM under the Investment Advisory Agreement and the Administration Agreement. The Board’s evaluation of the services to be provided by SBFM took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including with respect to SBFM services provided to other funds in the CAM fund complex. The Board reviewed information regarding the performance of the Trust Portfolio and the services SBFM provides to the Trust Portfolio as adviser and administrator. Based on this information, the Board concluded that the services to be provided by SBFM were similar to those currently provided by SBFM to other funds that are overseen by the Board, which it had determined to be of high quality with respect to those other funds.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided under the Investment Advisory Agreement and the Administration Agreement.

Management Fees and Expense Ratios

In approving the fund’s Investment Advisory Agreement and Administration Agreement, the Board considered the reasonableness of the proposed investment advisory and administration fees to be paid by the fund in light of the nature, extent and quality of the management services to be provided, as described above. The Board was also provided by SBFM with fee information on the Trust Portfolio and on other comparable funds (i.e., funds with investment objectives and policies similar to the fund). The Board took note of the fact that the fund’s fees and expenses are expected to be identical to those of the Trust Portfolio and that the investment advisory fee, like the Trust Portfolio’s fee, includes breakpoints. The Board determined, in light of the information provided, that the proposed investment advisory fee and administration fee were reasonable in light of the nature, extent and quality of services proposed to be provided to the fund.

Other Benefits to SBFM

In reviewing the reasonableness of the investment advisory and administration fees, the Board concluded that affiliates of SBFM would benefit from SBFM’s relationship with the fund. The Board approved the applicability to the fund of certain contracts between the Company and affiliates of SBFM under which those affiliates would serve as the fund’s principal underwriter and transfer agent, and would receive compensation for their services in the form of transfer agency fees. The Board concluded that these services were necessary for the operation of the fund and that SBFM’s affiliates could provide services the nature and quality of which were at least equal to those provided by unaffiliated third parties and at fees that were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Board further recognized that it had approved procedures under which the fund would be permitted to use broker-dealer affiliates of SBFM as brokers in securities transactions, subject to the conditions that the affiliate will provide the fund with price and execution at least as favorable and a commission rate comparable to those provided by unaffiliated broker-dealers in similar transactions. The Board also recognized the existence of “fall-out benefits” to affiliates of SBFM. The Board concluded that the benefits to SBFM and its affiliates were a necessary result of SBFM’s being part of a diverse financial services organization providing a wide variety of services to investment companies, and noted that the fund should be able to benefit from the manager’s experience and resources.

The Board further reviewed SBFM’s use of research services received from broker-dealers that will execute transactions on behalf of the fund and concluded that while such research services may benefit the manager, the fund should also benefit from SBFM’s receipt of such services.

The Board also considered the benefits to Citigroup and, indirectly, to SBFM arising from the agreements between MetLife and Citigroup entered into in connection with the closing of MetLife Transaction, under which Citigroup-affiliated broker-dealers will continue to offer certain Travelers Life & Annuity and MetLife insurance contracts for a period of ten years from the closing of the MetLife Transaction and the certain Travelers Life &

Annuity and MetLife insurance products will continue to offer certain Citigroup-sponsored funds as investment options under such products for a period of five years after the transaction.

In light of the anticipated costs of providing investment advisory and administration services to the fund, the Board concluded that the potential profits and other ancillary benefits SBFM and its affiliates might be expected to receive were reasonable.

SBFM’s Profitability

In analyzing the expenses expected to be incurred by SBFM with respect to the fund, the Board members took note of the information they had received with respect to other funds they oversee regarding the profitability of the mutual fund business to SBFM and its affiliates. The Board also considered the anticipated expense ratio of the fund in comparison to that of the Trust Portfolio, other funds managed by SBFM and to competitive funds with assets comparable to the fund’s anticipated size. Since the fund is newly established, the Board did not have available specific data regarding profitability of SBFM with respect to the fund but it did review data regarding the profitability of SBFM with respect to the Trust Portfolio.

Economies of Scale

The Board members, in functioning for other funds, had reviewed and accepted SBFM’s methodology for allocating the expenses of operating the funds in the complex and noted that SBFM was passing on the benefits of economies of scale to the funds. The Board noted that the investment advisory fee was identical to that of the Trust Portfolio, which contained breakpoints at which the fee rate declined as fund assets grew. The Board noted that the Trust Portfolio’s fee had been reduced through operation of the breakpoints. The Board believed that SBFM’s sharing of economies of scale was appropriate.

No single factor was identified by the Board as the determining factor in deciding whether to approve the Investment Advisory Agreement and the Administration Agreement. The Non-Interested Directors were advised by separate independent legal counsel throughout this process.

Code of Ethics.    Pursuant to Rule 17j-1 of the 1940 Act, the Company, SBFM and the Company’s principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Proxy Voting Guidelines and Procedures

Although individual board members may not agree with particular policies or votes by SBFM, the Board has approved delegating proxy voting discretion to SBFM believing that SBFM should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix A to this SAI is a summary of the guidelines and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of SBFM or any affiliated person of the fund or SBFM, on the other. This summary of the guidelines gives a general indication as to how SBFM will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, SBFM always endeavors to vote proxies relating to portfolio securities in accordance with the fund’s investment objective.

Effective August 30, 2006, information on how the fund voted proxies relating to portfolio securities during the period ending June 30, 2006 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, and (2) on the SEC’s website at http://www.sec.gov.

Distribution

Citigroup Global Markets Inc. (the “Distributor”), located at 388 Greenwich Street, New York, New York 10013, distributes shares of the fund as principal underwriter.

The Distributor may be deemed to be an underwriter for purposes of the Securities Act of 1933.

The Distributor acts as the principal underwriter of the shares of the fund pursuant to a written agreement with the Company (“Underwriting Agreement”). The Distributor’s obligation is an agency or “best efforts” arrangement under which the Distributor is required to take and pay only for such shares of the fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Underwriting Agreement is renewable from year to year if approved (a) by the Directors or by a vote of a majority of the Company’s outstanding voting securities, and (b) by the affirmative vote of a majority of Directors who are not parties to the Agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. The Underwriting Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice. The Distributor is not currently paid a fee for the provision of distribution services with respect to the fund.

The Company attempts to obtain the most favorable execution of each portfolio transaction, that is, the best combination of net price and prompt reliable execution. In making its decision as to which broker or brokers are most likely to provide the most favorable execution, the management of the Company takes into account all relevant circumstances. These include, in varying degrees, the size of the order, the importance of prompt execution, the breadth and trends of the market in the particular security, anticipated commission rates, the broker’s familiarity with such security including its contacts with possible buyers and sellers and its level of activity in the security, the possibility of a block transaction and the general record of the broker for prompt, competent and reliable service in all aspects of order processing, execution and settlement.

Commissions are negotiated and take into account the difficulty involved in execution of a transaction, the time it took to conclude, the extent of the broker’s commitment of its own capital, if any, and the price received. Anticipated commission rates are an important consideration in all trades and are weighed along with the other relevant factors affecting order execution set forth above. In allocating brokerage among those brokers who are believed to be capable of providing equally favorable execution, the Company takes into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the Company such as research and statistical information. It is not possible to place a dollar value on such services nor does their availability reduce the manager’s expenses in a determinable amount. These various services may, however, be useful to SBFM or CGM in connection with its services rendered to other advisory clients and not all such services may be used in connection with the Company.

The Company’s Board of Directors has determined that agency transactions in equity securities for the fund may be executed through CGM or any broker-dealer affiliate of CGM (each, an “Affiliated Broker”) if, in the judgment of management, the use of an Affiliated Broker is likely to result in price and execution at least as favorable to the fund as those obtainable through other qualified broker-dealers, and if, in the transaction, the Affiliated Broker charges the fund a fair and reasonable rate consistent with that charged to comparable unaffiliated customers in similar transactions. The fund will not deal with CGM in any transactions in which CGM acts as principal.

The Board of Directors of the Company has adopted certain policies and procedures incorporating the standard of Rule l7e-l issued by the SEC under the 1940 Act which requires that the commissions paid to any

Affiliated Broker must be “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.” The Rule and the policy and procedures also contain review requirements and require management to furnish reports to the Board of Directors and to maintain records in connection with such reviews.

The fund will not purchase securities during the existence of any underwriting or selling group relating to securities of which an affiliate of SBFM is a member, except to the extent permitted by the SEC. Under certain circumstances, the fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation. The Board of Directors of the Company has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

OTHER INFORMATION ABOUT THE COMPANY

The Company, an open-end managed investment company, was incorporated in Maryland on February 22, 1994. The Company has an authorized capital of 6,000,000,000 shares with a par value of $.00001 per share. The Board of Directors has authorized the issuance of sixteen series of shares, each representing shares in one of sixteen separate funds—Smith Barney International All Cap Growth Portfolio, Smith Barney Large Cap Value Portfolio, Smith Barney Large Capitalization Growth Portfolio, Strategic Equity Portfolio, AIM Capital Appreciation Portfolio, Van Kampen Enterprise Portfolio, Smith Barney Aggressive Growth Portfolio, Smith Barney Mid Cap Core Portfolio, MFS Total Return Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, Travelers Managed Income Portfolio, Pioneer Strategic Income Portfolio, Smith Barney High Income Portfolio, SB Adjustable Rate Income Portfolio, Smith Barney Money Market Portfolio and the fund. The Directors also have the power to create additional series of shares. The assets of each series will be segregated and separately managed and a stockholder’s interest is in the assets of the series in which he or she holds shares.

The Directors may authorize the creation of additional series of shares and additional classes of shares within any series. The investment objectives, policies and restrictions applicable to additional series would be established by the Directors at the time such series were established and may differ from those set forth in the Prospectus and this SAI. In the event of liquidation or dissolution of the fund or of the Company, shares of the fund are entitled to receive the assets belonging to the fund and a proportionate distribution, based on the relative net assets of the respective series, of any general assets not belonging to any particular series that are available for distribution.

The Articles of Incorporation may be amended only upon the vote of a majority of the shares of capital stock of the Company outstanding and entitled to vote, and in accordance with applicable law, except for certain amendments that may be made by the Directors.

The Articles of Incorporation further provide that the Company shall indemnify its Directors and officers to the maximum extent permitted by law, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Articles further provide that no director or officer of the Company shall be personally liable to the Company or its stockholders for money damages, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

The Company shall continue without limitation of time subject to the provisions of Maryland law and the Articles of Incorporation concerning termination of the corporation or any of the series of the corporation by action of the shareowners or by action of the Directors upon notice to the shareowners.

Voting Rights.    The Company offers its shares only for purchase by insurance company separate accounts and certain qualified plans. Thus, the insurance companies are technically the stockholders of the Company and, under the 1940 Act, are deemed to be in control of the Company. Nevertheless, with respect to any Company stockholder meeting, an insurance company will solicit and accept timely voting instructions from its contractowners who own units in a separate account investment division which corresponds to shares in the Company in accordance with the procedures set forth in the prospectus for the applicable contract issued by the insurance company and to the extent required by law. Shares of the Company attributable to contractowner interests for which no voting instructions are received will be voted by an insurance company in proportion to the shares for which voting instructions are received.

Each share of the fund represents an equal proportionate interest in the fund with each other share of the same fund and is entitled to such dividends and distributions out of the net income of the fund as are declared in the discretion of the Directors. The Company is not required to hold stockholder meetings annually, although special meetings may be called for the Company as a whole, or a specific series, for purposes such as electing or removing Directors, changing fundamental policies or approving a management contract.

Shares of the Company entitle their owners to one vote per share. On any matter submitted to a vote of the stockholders, all shares then entitled to vote will be voted in the aggregate except when the 1940 Act requires shares to be voted by individual series. For example, a change in investment policy for a series would be voted upon only by stockholders of the series involved. Additionally, approval of an amendment to a fund’s management or subadvisory agreement is a matter to be determined separately by that series. Approval of a proposal by the stockholders of one series is effective as to that series except for matters on which shares of the Company must be voted in the aggregate.

Each director serves from the time of his or her election and qualification until his or her successor is duly elected and qualified. In accordance with the 1940 Act always at least a majority, but in most instances at least two-thirds, of the Directors have been elected by the stockholders of the Company. Shares do not have cumulative voting rights and therefore the owners of more than 50% of the outstanding shares of the Company may elect all of the Directors irrespective of the votes of other stockholders.

Custodian.    Portfolio securities and cash owned by the Company on behalf of the fund are held in the custody of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110.

Counsel.    Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Company.

Independent Registered Public Accounting Firm. KPMG LLP has been selected as the Company’s independent registered public accounting firm for its fiscal year ending October 31, 2005, to audit and report on the financial statements and financial highlights of the Company.

As of May 23, 2005, to the knowledge of the fund, no single shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned 5% or more of the outstanding shares of the fund.

OTHER INFORMATION

Smith Barney mutual funds offer more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That’s why we offer three “styles” of fund management that can be tailored to suit each investor’s unique financial goals.

Classic Series—our portfolio manager driven funds

Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund’s investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Research Series—driven by exhaustive fundamental securities analysis

Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

Style Pure Series—our solution to funds that stray

Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

APPENDIX A

CITIGROUP ASSET MANAGEMENT

Proxy Voting Policies and Procedures

The Board of Directors of the Company have delegated the authority to develop policies and procedures relating to proxy voting to Smith Barney Fund Management LLC (the “Manager”). The manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of the manager’s goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such

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issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

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